                                                                 Exhibit (17)(c)

                            ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)

[PICTURE]                          [PICTURE]                          [PICTURE]

                               SEPTEMBER 28, 1999

                              [ARMADA FUNDS LOGO]
                            DESIGN YOUR OWN DESTINY
                               www.armadafunds.com


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investment Adviser
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY

Investment Sub-Adviser
NATIONAL ASSET MANAGEMENT
CORPORATION
(ARMADA CORE EQUITY FUND AND
ARMADA TOTAL RETURN ADVANTAGE FUND)

HOW TO READ THIS PROSPECTUS

The Armada Funds (the Trust) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Funds before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about each Fund, please see:

ARMADA INTERNATIONAL EQUITY FUND .....................................   2
ARMADA SMALL CAP VALUE FUND ..........................................   4
ARMADA SMALL CAP GROWTH FUND .........................................   6
ARMADA EQUITY GROWTH FUND ............................................   8
ARMADA TAX MANAGED EQUITY FUND .......................................  10
ARMADA CORE EQUITY FUND ..............................................  13
ARMADA EQUITY INDEX FUND .............................................  15
ARMADA EQUITY INCOME FUND ............................................  17
ARMADA BALANCED ALLOCATION FUND ......................................  19
ARMADA TOTAL RETURN
   ADVANTAGE FUND ....................................................  21
ARMADA BOND FUND .....................................................  23
ARMADA INTERMEDIATE BOND FUND ........................................  25
ARMADA GNMA FUND .....................................................  27
ARMADA ENHANCED INCOME FUND ..........................................  29
ARMADA OHIO TAX EXEMPT BOND FUND .....................................  31
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND ..............................  33
ARMADA NATIONAL TAX EXEMPT BOND FUND .................................  35
ARMADA OHIO MUNICIPAL MONEY MARKET FUND ..............................  38
ARMADA PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND .................................................  40
ARMADA TAX EXEMPT MONEY MARKET FUND ..................................  42
ARMADA MONEY MARKET FUND .............................................  44
ARMADA GOVERNMENT
   MONEY MARKET FUND .................................................  46
ARMADA TREASURY MONEY MARKET FUND ....................................  48
ARMADA MID CAP GROWTH FUND ...........................................  50
ARMADA LARGE CAP ULTRA FUND ..........................................  52
ARMADA U.S. GOVERNMENT INCOME FUND ...................................  54
ARMADA MICHIGAN MUNICIPAL BOND FUND ..................................  56
ARMADA TREASURY PLUS MONEY MARKET FUND ...............................  58
MORE INFORMATION ABOUT RISK ..........................................  60
EACH FUND'S OTHER INVESTMENTS ........................................  64
THE INVESTMENT ADVISER, SUB-ADVISER
   AND INVESTMENT TEAM ...............................................  64
PURCHASING, SELLING AND EXCHANGING FUND SHARES .......................  66
DIVIDENDS AND TAXES ..................................................  68
FINANCIAL HIGHLIGHTS .................................................  70

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Fund performance is measured against an index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

RISK/RETURN SUMMARY

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to keep a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in the fund.

The value of your investment in a Fund (other than a money market fund) is based primarily on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


                                  1 PROSPECTUS

                                  EQUITY FUNDS
                        ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Equity securities of foreign issuers

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in equity securities of issuers located in at least three foreign countries

INVESTOR PROFILE
Investors seeking capital appreciation, who are willing to accept the risks of foreign investing


PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. Equity securities of foreign issuers includes common stock, preferred stock and convertible bonds, of companies headquartered outside the United States. The investment objective may be changed without a shareholder vote. The Fund will normally invest at least 80% of its total assets in the equity securities of foreign issuers. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (World EAFE) Index. The World EAFE is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Adviser makes judgements about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgements. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the World EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Companies making up the World EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

The Fund is also subject to the risk that its market segment, international equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."


                                  2 PROSPECTUS

                                  EQUITY FUNDS
                  ARMADA INTERNATIONAL EQUITY FUND (CONTINUED)

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                           CALENDAR YEAR TOTAL RETURN
[BAR GRAPH]

1998       19.98%

          Best Quarter       20.11%    (12/31/98)
          Worst Quarter     -15.57%    (9/30/98)

The Fund's performance from January 1, 1999 to June 30, 1999 was 4.87%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Morgan Stanley EAFE Index.

CLASS I SHARES                 1 YEAR           SINCE INCEPTION
Armada International
Equity Fund                    19.98%                7.99%(1)

Morgan Stanley
(World EAFE) Index(3)          20.00%               12.35%(2)

(1) Since August 1, 1997

(2) Since August 31, 1997

(3) The Morgan Stanley Capital International Europe, Australasia and Far East (World EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

FUND FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    CLASS I

Investment Advisory Fees                             1.15%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.23%

Total Annual Fund Operating Expenses(1)              1.48%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 1.42%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

 EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$151               $468               $808            $1,768



                                  3 PROSPECTUS

                                  EQUITY FUNDS
                          ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Small cap equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented equity securities of smaller issuers

INVESTOR PROFILE
Investors seeking capital appreciation, who are willing to accept the risk of share price volatility that may accompany small cap investing

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote. The Fund will normally invest at least 80% of its total assets in the common stocks of small capitalization companies. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser generally seeks to invest in equity securities based upon price/earnings, price/book and price/cash flow ratios which are lower than the market averages. The Adviser generally sells securities based upon price/earnings, price/book and price/cash flow ratios which rise above market averages or when a company no longer has a small capitalization.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have less than average growth orientation.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may increase transaction costs and capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, small cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."



                                  4 PROSPECTUS

                                  EQUITY FUNDS
                    ARMADA SMALL CAP VALUE FUND (CONTINUED)

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I from year to year.

                           CALENDAR YEAR TOTAL RETURN
[BAR GRAPH]

1995      18.63%
1996      22.64%
1997      32.43%
1998      -6.96%

          Best Quarter       17.79%    (12/31/98)
          Worst Quarter     -17.57%    (9/30/98)

The Fund's performance from January 1, 1999 to June 30, 1999 was 6.56%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Russell 2000 Value Index.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION

Armada Small Cap
Value Fund                     -6.96%               15.91%(1)

Russell 2000 Value
Index(3)                       -2.55%               14.84%(2)

(1) Since December 20, 1989

(2) Since December 31, 1989

(3) The Russell 2000 Value Index is comprised of securities in The Russell 2000 Index with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                      CLASS I

Investment Advisory Fees                               1.00%

Distribution and Service (12b-1) Fees                  0.10%

Other Expenses                                         0.15%

Total Annual Fund Operating Expenses(1)                1.25%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 1.19%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

 EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$127               $397               $686            $1,511


                                  5 PROSPECTUS

                                  EQUITY FUNDS
                          ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Small cap equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented equity securities of smaller issuers

INVESTOR PROFILE
Investors seeking capital appreciation, who are willing to accept the risk of share price volatility that may accompany small cap investing


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in the common stocks of companies with small stock market capitalizations. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings, and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index which have less than average growth orientation.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies may. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


                                  6 PROSPECTUS

                                  EQUITY FUNDS
                    ARMADA SMALL CAP GROWTH FUND (CONTINUED)

The Fund is also subject to the risk that its market segment, small cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                           CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

1998      7.56%

          Best Quarter       22.73%    (12/31/98)
          Worst Quarter     -21.14%    (9/30/98)

The Fund's performance from January 1, 1999 to June 30, 1999 was -2.20%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of Russell 2000 Growth Index.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION

Armada Small Cap
Growth Fund                     7.56%               10.59%(1)
Russell 2000 Growth
Index(3)                       -2.55%                0.81%(2)


(1) Since December 20, 1989

(2) Since August 31, 1997

(3) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with a greater than average growth orientation.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    CLASS I

Investment Advisory Fees                             1.00%

DISTRIBUTION AND SERVICE (12B-1) FEES                0.10%

Other Expenses                                       0.17%

Total Annual Fund Operating Expenses(1)              1.27%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 1.21%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

 EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$129               $403               $697            $1,534



                                  7 PROSPECTUS

                                  EQUITY FUNDS
                           ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Large cap equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in growth oriented common stocks of larger issuers

INVESTOR PROFILE
Investors seeking capital appreciation and who are willing to accept the risk of investing in equity securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote. The Fund will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Index. The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, large cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."


                                  8 PROSPECTUS

                                  EQUITY FUNDS
                     ARMADA EQUITY GROWTH FUND (CONTINUED)

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURN
[BAR GRAPH]

1990      1.28%
1991     36.12%
1992      6.38%
1993     -0.27%
1994     -0.79%
1995     28.93%
1996     20.33%
1997     36.61%
1998     29.09%



          Best Quarter       22.87%    (12/31/98)
          Worst Quarter     -13.71%    (9/30/90)

The Fund's performance from January 1, 1999 to June 30, 1999 was 8.92%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the S&P 500 Composite Index.

                                                     SINCE
CLASS I SHARES              1 YEAR      5 YEARS     INCEPTION

Armada Equity
Growth Fund                  29.09%      22.11%     16.95%(1)

S&P 500 Composite
Index(3)                     28.60%      24.05%     17.89%(2)

(1) Since December 20, 1989

(2) Since December 31, 1989

(3) The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    CLASS I

Investment Advisory Fees                             0.75%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.13%

Total Annual Fund Operating Expenses(1)              0.98%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.92%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

 EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$100               $312               $542            $1,201


                                  9 PROSPECTUS

                                  EQUITY FUNDS
                         ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing the impact of taxes

INVESTMENT FOCUS
Equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in common stock using strategies designed to minimize the impact of taxes

INVESTOR PROFILE
Investors who are seeking capital appreciation while minimizing the impact of taxes and who are willing to accept the risk of investing in equity securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in common stocks. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. Equity securities of foreign issuers include common, preferred and convertible bonds, of companies headquartered outside the United States. The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to select the share lots with the highest cost basis in order to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because the Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. For additional information about risks, see "More Information About Risk."



                                 10 PROSPECTUS

                                  EQUITY FUNDS
                   ARMADA TAX MANAGED EQUITY FUND (CONTINUED)

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, a Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURN
[BAR GRAPH]

1989      29.63%
1990      -1.08%
1991      34.07%
1992       6.89%
1993       1.20%
1994      -1.85%
1995      29.51%
1996      20.64%
1997      39.06%
1998      36.84%

          Best Quarter       22.87%    (12/31/98)
          Worst Quarter     -14.38%     (9/30/90)

The Fund's performance from January 1, 1999 to June 30, 1999 was 7.60%.

THIS table compares the Fund'S average annual total returns for the periods ended December 31, 1998 to those of the s&p 500 Composite Index.

                                                      SINCE
CLASS I SHARES      1 YEAR    5 YEARS   10 YEARS    INCEPTION

Armada Tax
Managed
Equity Fund         36.84%    23.89%     18.43%      18.08%(1)

S&P 500
Composite
Index(2)            28.60%    24.05%     19.19%      18.97%(1)

(1) Since June 30, 1984

(2) The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

The performance of the Armada Tax Managed Equity Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations, on April 9 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund. The common trust fund was not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct from the Tax Managed Equity Fund; do not represent past performance of the Fund; and should not be considered as representative of future results of the Fund.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                   CLASS I

Investment Advisory Fees                             0.75%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.15%

Total Annual Fund Operating Expenses(1)              1.00%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.94%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

                                 11 PROSPECTUS

                                  EQUITY FUNDS
                   ARMADA TAX MANAGED EQUITY FUND (CONTINUED)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also Assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$102               $318               $552            $1,225


                                 12 PROSPECTUS

                                  EQUITY FUNDS
                            ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Large cap common stocks

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in large capitalization common stocks

INVESTOR PROFILE
Investors seeking capital appreciation, who are willing to accept the risk of investing in equity securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalizations. The Sub-Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that meet the Sub-Adviser's criteria for five-year annual earnings-per-share growth rates and which exhibit no decline in the normalized annual earnings-per-share rate during the last five years; (2) common stocks with price-to-earnings ratios below the average of the companies included in the S&P 500 Composite Index; and
(3) common stocks that pay dividends at a rate above the average of the companies included in the S&P 500 Composite Index.

The Sub-Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The sell discipline involves the monitoring of each company's fundamental, valuation, and technical measures. If one of these measures is unfavorable, an immediate review of that company is performed. If two of these three measures are unfavorable, that stock is sold. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Index. The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value



(continued)


                                 13 PROSPECTUS

                                  EQUITY FUNDS
                       ARMADA CORE EQUITY FUND (CONTINUED)

PRINCIPAL RISKS OF INVESTING (continued)

of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, large cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                           CALENDAR YEAR TOTAL RETURN
[BAR GRAPH]

1998     32.37%


          Best Quarter       25.10%    (12/31/98)
          Worst Quarter      -6.78%    (9/30/98)

The Fund's performance from January 1, 1999 to June 30, 1999 was 12.91%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the S&P 500 Composite Index.

CLASS I SHARES               1 YEAR       SINCE INCEPTION

Armada Core
Equity Fund                   32.37%          24.26%(1)
S&P 500

Composite Index(3)            28.60%          28.38%(2)


(1)  Since August 1, 1997

(2)  Since August 31, 1997

(3) The S&P 500 Composite Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    CLASS I

Investment Advisory Fees                             0.75%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.12%

Total Annual Fund Operating Expenses(1)              0.97%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.91%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

 EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$99                $309               $536            $1,190


                                 14 PROSPECTUS

                                  EQUITY FUNDS
                            ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Index

INVESTMENT FOCUS
Common stocks of larger issuers

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Index

INVESTOR PROFILE
Investors seeking returns similar to the S&P 500 Composite Index, who are willing to accept the risk of investing in equity securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Index by investing in securities comprising the S&P 500 Composite Index. The investment objective may be changed without a shareholder vote. The S&P 500 Composite Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Index in exactly the same proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, the S&P 500 Composite Index of common stocks, may underperform other equity market segments or the equity market as a whole.

The Fund's ability to duplicate the performance of the S&P 500 Composite Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. For additional information about risks, see "More Information About Risk."



                                 15 PROSPECTUS

                                  EQUITY FUNDS
                      ARMADA EQUITY INDEX FUND (CONTINUED)

PERFORMANCE INFORMATION

There is no bar chart or performance table for Class I Shares of the Fund because it has not completed a full calendar year of operations.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    CLASS I

INVESTMENT ADVISORY FEES                             0.35%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.16%

Total Annual Fund Operating Expenses(1)              0.61%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.36%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

 EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$62                $195               $340             $762


                                 16 PROSPECTUS

                                  EQUITY FUNDS
                           ARMADA EQUITY INCOME FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Income producing equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in equity securities that provide a higher yield than the general market

INVESTOR PROFILE
Investors seeking an income component as well as capital appreciation and who are willing to accept the risk of investing in equity securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Income Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded equity securities which, in the aggregate, provide a premium current yield. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of its total assets in common stocks and securities convertible into common stocks of companies that have the ability to pay dividends with a yield above the s&p 500 composite index. The Fund May invest up to 20% of its total assets at the time of purchase in foreign equity securities. In buying and selling securities for the Fund, the Adviser Emphasizes equity securities and convertible securities that provide a higher yield than the general market. The Fund will generally sell securities when their yields approach a market yield or they otherwise fail to satisfy investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, income producing equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."


                                 17 PROSPECTUS

                                  EQUITY FUNDS
                     ARMADA EQUITY INCOME FUND (CONTINUED)

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                           CALENDAR YEAR TOTAL RETURN
[BAR GRAPH]

1995      27.07%
1996      18.08%
1997      29.21%
1998      10.23%

          Best Quarter       12.63%    (6/30/97)
          Worst Quarter      -8.77%    (9/30/98)

The Fund's performance from January 1, 1999 to June 30, 1999 was 10.58%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the S&P 500 Barra/Value Index.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION


Armada Equity
Income Fund                   10.23%          18.69%(1)

S&P 500 Barra/
Value Index(3)                14.68%          22.52%(2)

(1)  Since July 1, 1994

(2)  Since July 31, 1994

(3) The S&P Barra/Value Index is comprised of securities in the S&P 500 Composite Stock Index that have a lower than average price-to book ratio.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    CLASS I

Investment Advisory Fees                             0.75%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.14%

Total Annual Fund Operating Expenses(1)              0.99%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.93%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

 EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$101               $315               $547            $1,213


                                 18 PROSPECTUS

                                 BALANCED FUND
                        ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

INVESTMENT FOCUS
A combination of growth-oriented common stocks, fixed income securities and cash equivalents

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of growth-oriented common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

INVESTOR PROFILE
Investors seeking a broad diversification by asset class and style to manage risk and provide the potential for above-average total returns (as gauged by the returns of the S&P 500 Composite Index and the Lehman Brothers Aggregate Bond Index)

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote. The Fund intends to invest 50% to 70% of its net assets in common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities such as corporate bonds and U.S. Government securities, and up to 30% of its net assets in cash and cash equivalent securities (which include common stock, preferred stock and convertible bonds of companies head-quartered outside the United States). The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which include common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies. The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies

(continued)
                                 19 PROSPECTUS

                                 BALANCED FUND
                   ARMADA BALANCED ALLOCATION FUND (CONTINUED)


PRINCIPAL RISKS OF INVESTING (continued)

may. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segments, investment grade fixed income and growth-oriented equity securities, may underperform other fixed income or equity market segments or the fixed income or equity markets as a whole. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

There is no bar chart or performance table for Class I Shares of the Fund because it has not completed a full calendar year of operations.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                   CLASS I

Investment Advisory Fees                             0.75%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.21%

Total Annual Fund Operating Expenses(1)              1.06%

(1) The fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the fund's actual total operating expenses are 1.00%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$108               $337               $585            $1,294


                                 20 PROSPECTUS

                               FIXED INCOME FUNDS
                       ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

INVESTMENT FOCUS
Investment grade fixed
income securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years.

INVESTOR PROFILE
Investors seeking total return
with less price volatility than would be the case if the Fund were to invest in equity securities, and who are willing to accept the risks of investing in fixed income securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of high and medium-grade fixed income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in investment grade fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. Government issuers. Corporate obligations may include bonds, notes and debentures. U.S. Government securities may include U.S. Treasury obligations and obligations of certain U.S. Government agencies or instrumentalities. Fixed income securities are designed to provide a fixed rate of interest at maturity and return the principal value at the end of the term. High and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are non-rated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated below C.

The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

(continued)
                                 21 PROSPECTUS

                               FIXED INCOME FUNDS
                 ARMADA TOTAL RETURN ADVANTAGE FUND (CONTINUED)

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, high and medium-grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURN
[BAR GRAPH]

1995      19.18%
1996       3.11%
1997       8.91%
1998       9.05%

          Best Quarter        6.92%    (6/30/95)
          Worst Quarter      -2.52%    (3/31/96)

The Fund's performance from January 1, 1999 to June 30, 1999 was -2.69%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman Government/Corporate Bond Index.

CLASS I SHARES                 1 YEAR     SINCE INCEPTION

Armada Total Return
Advantage Fund                 9.05%           8.95%(1)
Lehman Government/
Corporate Bond Index(3)        9.47%           8.91%(2)

(1)  Since July 7, 1994

(2)  Since July 31, 1994

(3) The Lehman Government/Corporate Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least 1 year.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                    CLASS I

Investment Advisory Fees                             0.55%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.14%

Total Annual Fund Operating Expenses(1)              0.79%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.49%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS

$81                $252               $439             $978

                                 22 PROSPECTUS

                               FIXED INCOME FUNDS

                                ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

INVESTMENT FOCUS
Investment-grade fixed income securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment-grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

INVESTOR PROFILE
Investors seeking current income, and who are willing to accept the risks of investing in fixed income securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of high and medium-grade fixed income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in high and medium-grade fixed income securities of all types, including obligations of corporate and U.S. Government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government securities may include U.S. Treasury obligations and obligations of certain U.S. Government agencies or instrumentalities. High and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interest of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, investment grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."



                                 23 PROSPECTUS

                               FIXED INCOME FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

   CALENDAR YEAR TOTAL RETURN

                    [GRAPH]
          14.46%     3.48%     7.97%    8.44%
          1995       1996      1997     1998

          Best Quarter        4.75%    (9/30/98)
          Worst Quarter      -0.98%    (3/31/96)

The Fund's performance from January 1, 1999 to June 30, 1999 was -2.17%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman Aggregate Bond Index.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION
-------------------------------------------------------------------------------
Armada Bond Fund               8.44%           7.57%(1)
Lehman Aggregate
Bond Index(3)                  8.67%           8.90%(2)
-------------------------------------------------------------------------------

(1)  Since August 10, 1994
(2)  Since August 31, 1994
(3) The Lehman Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
                                                    CLASS I
Investment Advisory Fees                             0.55%
Distribution and Service (12b-1) Fees                0.10%
Other Expenses                                       0.14%
Total Annual Fund Operating Expenses(1)              0.79%
------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.73%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
------------------------------------------------------------------------------
$81                $252               $439             $978

                                 24 PROSPECTUS

                               FIXED INCOME FUNDS

                         ARMADA INTERMEDIATE BOND FUND (CONTINUED)

FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital

INVESTMENT FOCUS
Investment grade fixed income securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity between three and ten years

INVESTOR PROFILE
Investors seeking current income, and who are willing to accept the risks of investing in fixed income securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high and medium-grade fixed income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in domestic and foreign high and medium-grade fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. Government, its agencies or instrumentalities, as well as obligations of foreign governments. High and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interest of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security

(continued)


                                 25 PROSPECTUS

                               FIXED INCOME FUNDS

PRINCIPAL RISKS OF INVESTING (Continued)

in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that its market segment, investment grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURN

                                    [GRAPH]

8.28%   15.69%   7.51%   10.32%   -4.52%   15.74%   3.12%   6.94%   7.91%
1990    1991     1992    1993      1994     1995    1996    1997    1998


          Best Quarter        5.46%    (12/31/90)
          Worst Quarter      -3.22%    (3/31/94)

The Fund's performance from January 1, 1999 to June 30, 1999 was -1.05%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman Intermediate Government/Corporate Bond Index.

                                                      SINCE
CLASS I SHARES              1 YEAR      5 YEARS     INCEPTION
------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                     7.91%       5.63%      7.71%(1)

Lehman Intermediate
Government/Corporate
Bond Index(3)                 8.42%       6.59%      8.05%(2)
--------------------------------------------------------------------------------


(1)  Since December 20, 1989
(2)  Since December 31, 1989
(3) The Lehman Intermediate Government/Corporate Bond Index is representative of intermediate-term bonds.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                    CLASS I
INVESTMENT ADVISORY FEES                             0.55%
Distribution and Service (12b-1) Fees                0.10%
Other Expenses                                       0.15%
Total Annual Fund Operating Expenses(1)              0.80%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.59%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
--------------------------------------------------------------------------------
$82                $255               $444             $990

                                 26 PROSPECTUS

                               FIXED INCOME FUNDS

                                ARMADA GNMA FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

INVESTMENT FOCUS
Mortgage-backed securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities, guaranteed by the Government National Mortgage Association (GNMA)

INVESTOR PROFILE
Investors seeking current income, and who are willing to accept the risks of investing in mortgage-backed securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GMNA. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. Government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund invests in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. Government agencies, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the fund of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The Fund is also subject to the risk that its market segment, mortgage-backed securities, may underperform other fixed income market segments or the fixed income market as a whole.

(continued)

                                 27 PROSPECTUS

                               FIXED INCOME FUNDS
                          ARMADA GNMA FUND (CONTINUED)

PRINCIPAL RISKS OF INVESTING (continued)


An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.
                                    [GRAPH]

      CALENDAR YEAR TOTAL RETURN
16.15%     4.75%     9.31%      6.50%
1995       1996      1997       1998

          Best Quarter        5.15%    (3/31/95)
          Worst Quarter      -0.42%    (3/31/96)

The Fund's performance from January 1, 1999 to June 30, 1999 was -0.14%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman GNMA Index.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION
------------------------------------------------------------------------------
Armada GNMA Fund                6.50%          8.22%(1)
Lehman GNMA Index(3)            6.91%          8.70%(2)
------------------------------------------------------------------------------


(1)  Since August 10, 1994
(2) Since August 31, 1994
(3) The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payment components.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                                    CLASS I
Investment Advisory Fees                             0.55%

Distribution and Service (12b-1) Fees                0.10%


Other Expenses                                       0.18%

Total Annual Fund Operating Expenses(1)              0.83%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.77%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------------
$85                $265               $460            $1,025



                                 28 PROSPECTUS

                               FIXED INCOME FUNDS
                          ARMADA ENHANCED INCOME FUND


FUND SUMMARY


INVESTMENT GOAL
Current income as well as preservation of capital

INVESTMENT FOCUS
Investment grade debt securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

INVESTOR PROFILE
Investors seeking total return and who are willing to accept some risks of price volatility


PRINCIPAL INVESTMENT STRATEGIES

The Armada Enhanced Income Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high and medium-grade fixed-income securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of the value of its total assets in high and medium-grade debt securities of all types, including obligations of corporate and U.S. Government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government securities may include U.S. Treasury obligations and obligations of certain U.S. Government agencies or instru-mentalities. High and medium-grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, investment grade fixed income securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."





                                 29 PROSPECTUS

                               FIXED INCOME FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

             [GRAPH]
       CALENDAR YEAR TOTAL RETURN
7.69%     5.29%     6.43%     6.58%
1995      1996      1997      1998

 Best Quarter        2.95%    (9/30/98)
 Worst Quarter       0.65%    (3/31/97)

The Fund's performance from January 1, 1999 to June 30, 1999 was 1.16%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Merrill Lynch 1-3 Year
Government/Corporate Index.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION
------------------------------------------------------------------------------
Armada Enhanced
Income Fund                     6.58%          6.23%(1)


Merrill Lynch 1-3 Year
    Government/
    Corporate Index (3)         7.01%          6.74%(2)

(1)  Since July 7, 1994
(2) Since July 31, 1994
(3) This is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least 150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. ET. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                                   CLASS I

INVESTMENT ADVISORY FEES                             0.45%

Distribution and Service (12b-1) Fees                0.10%


Other Expenses                                       0.18%

Total Annual Fund Operating Expenses(1)              0.73%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Distributor is waiving a portion of the fees in order to keep total operating expenses at a specified level. The Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.53%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE

------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
------------------------------------------------------------------------------
$75                $233               $406             $906


                                 30 PROSPECTUS

                                TAX EXEMPT FUNDS

                        ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

INVESTMENT FOCUS
Ohio municipal securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from Federal income and Ohio personal income taxes

INVESTOR PROFILE Investors seeking total return and who are willing to accept some risks of price volatility

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Ohio personal income taxes (Ohio municipal securities). However, some Fund dividends will be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. The Fund may invest up to 20% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or deter-mined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, tax exempt municipal securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investing in securities of issuers located in Ohio subjects the Fund to economic and government policies of that state.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrences affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. For additional information about risks, see "More Information About Risk."



                                 31 PROSPECTUS

                                TAX EXEMPT FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.
                                   [GRAPH]
                          CALENDAR YEAR TOTAL RETURN

8.59%     6.73%     10.14%     -4.27%     13.44%     3.93%     7.24%     5.44%
1991      1992      1993        1994      1995       1996      1997      1998


          Best Quarter        5.13%    (3/31/95)
          Worst Quarter      -4.88%    (3/31/94)

The Fund's performance from January 1, 1999 to June 30, 1999 was -1.22%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman 7 Year Municipal Bond Index.

                                                      SINCE
CLASS I SHARES              1 YEAR      5 YEARS     INCEPTION
-----------------------------------------------------------------------------
Armada Ohio Tax
Exempt Bond Fund              5.44%       5.00%      6.07%(1)
Lehman 7 Year Municipal
Bond Index(3)                 6.23%       5.80%      7.45%(2)
-----------------------------------------------------------------------------


(1)  Since January 5, 1990
(2)  Since January 31, 1990
(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are all investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger $50 million dated since January 1984.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
                                                   CLASS I

Investment Advisory Fees                             0.55%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.15%

Total Annual Fund Operating Expenses(1)              0.80%
------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year (restated to reflect advisory fee waivers to take effect on October 1, 1999) were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.59%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-------------------------------------------------------------------------------
$82                $255               $444             $990

                                  32 PROSPECTUS

                                TAX EXEMPT FUNDS

                    ARMADA PENNSYLVANIA MUNICIPAL BOND FUND



FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

INVESTMENT FOCUS
Pennsylvania municipal securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

INVESTOR PROFILE
Investors seeking tax exempt
current income, and who are
willing to accept moderate share
price volatility

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its net assets in debt securities issued by the Commonwealth of Pennsylvania, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes (Pennsylvania municipal securities). However, some Fund dividends will be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents. The Fund may invest up to 100% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is down-graded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and capital gains tax liabilities, and will lower Fund performance.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, tax free municipal securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investing in securities of issuers located in Pennsylvania subjects the Fund to economic conditions and government policies within that state.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrences affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. For additional information about risks, see "More Information About Risk."


                                 33 PROSPECTUS

                                TAX EXEMPT FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

            [GRAPH]
    CALENDAR YEAR TOTAL RETURN

9.93%     3.91%     6.94%     5.62%
1995      1996       1997      1998

   Best Quarter        3.80%    (3/31/95)
   Worst Quarter      -0.32%    (3/31/96)

The Fund's performance from January 1, 1999 to June 30, 1999 was -1.19%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman 7 Year Municipal Bond Index.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION
------------------------------------------------------------------------------
Armada Pennsylvania
Municipal Bond Fund             5.62%          5.81%(1)
-------------------------------------------------------------------------------
Lehman 7 Year Municipal

Bond Index(3)                   6.23%          6.94%(2)

(1) Since August 10, 1994
(2) Since August 31, 1994
(3) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are all investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger $50 million dated since January 1984.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                                    CLASS I

Investment Advisory Fees                             0.55%


Distribution and Service (12b-1) Fees                0.10%


Other Expenses                                       0.15%

Total Annual Fund Operating Expenses(1)              0.80%
-------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year (restated to reflect advisory fee waivers to take effect on October 1, 1999) were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.59%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated.


The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------------
$82                $255               $444             $990


                                 34 PROSPECTUS

                                TAX EXEMPT FUNDS

                      ARMADA NATIONAL TAX EXEMPT BOND FUND


FUND SUMMARY


INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

INVESTMENT FOCUS
Municipal securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations
that pay interest that is exempt from federal income tax

INVESTOR PROFILE Investors seeking tax exempt current income, and who are willing to accept moderate share price volatility

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in debt securities that generate income exempt from federal income tax. However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends will be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains. The Fund may invest up to 20% of its total assets in private activity bonds, the income of which may be treated as a specific tax preference item under the federal alternative minimum tax. The Fund invests in municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests only in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is also subject to the risk that its market segment, tax exempt securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."


                                 35 PROSPECTUS

                                TAX EXEMPT FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURN

                                    [GRAPHS]

9.79%   4.65%   8.45%   9.74%   11.76%   -4.58%   14.05%  -1.07%   6.57%  5.95%
1989    1990    1991    1992     1993    1994     1995     1996    1997   1998

          Best Quarter        5.44%    (3/31/95)
          Worst Quarter      -4.13%    (3/31/94)

The Fund's performance from January 1, 1999 to June 30, 1999 was -1.25%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1998 to those of the Lehman 10 Year Municipal Bond Index.

CLASS I SHARES           1 YEAR       5 YEARS     10 YEARS
------------------------------------------------------------------------------
Armada National
Tax Exempt
Bond Fund                 5.95%        3.98%        16.39%
------------------------------------------------------------------------------

Lehman 10 Year
Municipal Bond
Index(1)                  6.76%        6.35%         8.32%
------------------------------------------------------------------------------

(1)The Lehman 10 Year Municipal Bond Index is a broad based total return index. The bonds are all investment grade, fixed rate with maturities of 9-12 years and are selected from issues larger than $50 million dated since January 1984.

The performance of the Armada National Tax Exempt Bond Fund for the period prior to April 19, 1998 is represented by the performance of a common trust fund ("common trust fund") which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations, on April 19, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the Adviser managed common trust fund, which are separate and distinct form the National Tax Exempt Bond Fund; do not represent past performance of the Fund; and should not be considered as representative of future results of the Fund.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                   CLASS I

Investment Advisory Fees                             0.55%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.15%

Total Annual Fund Operating Expenses(1)              0.80%
-------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year (restated to reflect advisory fee waivers to take effect on October 1, 1999) were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.59%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

                                 36 PROSPECTUS

                                TAX EXEMPT FUNDS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-----------------------------------------------------------------------------
$82                $255               $444             $990


                                 37 PROSPECTUS

                               MONEY MARKET FUNDS

                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Ohio personal income tax consistent with stability of principal

INVESTMENT FOCUS
Ohio municipal money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative taxable investors in higher tax brackets seeking current income exempt from federal and Ohio income taxes


PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income taxes, consistent with stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax (Ohio money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

The Fund may invest 100% of its assets in private activity bonds, the interest from which is a preference item for the federal alternative minimum tax. Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in Ohio money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, Ohio municipal money market securities, may underperform other fixed income market segments or the fixed income market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investments in securities of issuers located in Ohio subjects the Fund to economic and government policies of that state. For additional information about risks, see "More Information About Risk."


                                 38 PROSPECTUS

                               MONEY MARKET FUNDS

PERFORMANCE INFORMATION

There is no bar chart or performance table for Class I Shares of the Fund because it has not completed a full calendar year of operations.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-------------------------------------------------------------------------------
                                                   CLASS I

Investment Advisory Fees                             0.35%

Distribution and Service (12b-1) Fees                0.10%


Other Expenses                                       0.17%

Total Annual Fund Operating Expenses(1)              0.62%
-------------------------------------------------------------------------------

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.36%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-------------------------------------------------------------------------------

$63                $199               $346             $774


                                 39 PROSPECTUS

                               MONEY MARKET FUNDS

                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


FUND SUMMARY

INVESTMENT GOAL
High current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

INVESTMENT FOCUS
Pennsylvania municipal money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative taxable investors in higher tax brackets seeking current income exempt from federal and Pennsylvania income taxes

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from regular federal income tax and Pennsylvania income taxes (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but it is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, tax exempt money market securities, may underperform other fixed income market segments or the fixed income market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's focus of investments in securities of issuers located in Pennsylvania subjects the Fund to economic and government policies of that state. For additional information about risks, see "More Information About Risk."


                                 40 PROSPECTUS

                               MONEY MARKET FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


                   [GRAPH]
         CALENDAR YEAR TOTAL RETURN

3.50%        3.14%        3.43%       3.14%
1995         1996         1997        1998

          Best Quarter        0.92%    (6/30/95)
          Worst Quarter       0.72%    (9/30/98)

The Fund's performance from January 1, 1999 to June 30, 1999 was 1.39%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION
-------------------------------------------------------------------------------

Armada Pennsylvania
Tax Exempt Money
Market Fund                     3.14%          3.27%(1)
------------------------------------------------------------------------------

(1)  Since August 10, 1994


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                    CLASS I

Investment Advisory Fees                             0.40%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.16%

Total Annual Fund Operating Expenses(1)              0.66%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.35%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
----------------------------------------------------------------------
$67                $211               $368             $822


                                 41 PROSPECTUS

                               MONEY MARKET FUNDS

                      ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

INVESTMENT FOCUS
Municipal money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative taxable investors in higher tax brackets seeking current income exempt from federal income taxes

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less that the Adviser believes present minimum credit risk. The Fund maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is also subject to the risk that its market segment, tax exempt money market instruments, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."



                                 42 PROSPECTUS

                               MONEY MARKET FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                               [GRAPH]

                    CALENDAR YEAR TOTAL RETURN

6.20%    5.83%    4.26%    2.52%    2.02%    2.51%    3.57%    3.21%    3.37%    3.23%
1989     1990     1991     1992     1993     1994     1995     1996     1997     1998


          Best Quarter        1.47%    (12/31/90)
          Worst Quarter       0.47%    (3/31/94)

The Fund's performance from January 1, 1999 to June 30, 1999 was 1.38%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

                                                     SINCE
CLASS I SHARES      1 YEAR    5 YEARS   10 YEARS    INCEPTION
-------------------------------------------------------------------------------
Armada Tax
Exempt Money

Market Fund          3.23%     3.18%      3.66%      3.75%(1)
-------------------------------------------------------------------------------

(1)  Since July 20, 1988


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                                    CLASS I

Investment Advisory Fees                             0.35%


Distribution and Service (12b-1) Fees                0.10%


Other Expenses                                       0.12%

Total Annual Fund Operating Expenses(1)              0.57%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.31%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-------------------------------------------------------------------------------
$58                $183               $318             $714

                                  43 PROSPECTUS

                               MONEY MARKET FUNDS

                            ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
High current income consistent
with stability of principal while maintaining liquidity

INVESTMENT FOCUS
Money market instruments

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative investors seeking current income through a liquid investment

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs). The Adviser also invests in securities issued or guaranteed by the U.S. Government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, laddering maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less that the Adviser believes present minimum credit risk. The Fund maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, money market securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."


                                 44 PROSPECTUS

                               MONEY MARKET FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                             [GRAPH]

                  CALENDAR YEAR TOTAL RETURN

9.20%   8.16%   5.67%   3.33%   2.76%   3.98%   5.72%   5.19%   5.32%   5.25%
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


          Best Quarter        2.01%    (6/30/90)
          Worst Quarter       0.67%    (6/30/93)

The Fund's performance from January 1, 1999 to June 30, 1999 was 2.29%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

                                                     SINCE
CLASS I SHARES      1 YEAR    5 YEARS   10 YEARS    INCEPTION
-----------------------------------------------------------------------------

Armada  Money
Market Fund          5.25%     5.09%      5.44%      5.68%(1)
-----------------------------------------------------------------------------

(1) Since September 3, 1986


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
                                                   CLASS I

Investment Advisory Fees                             0.35%


Distribution and Service (12b-1) Fees                0.10%


Other Expenses                                       0.10%

Total Annual Fund Operating Expenses(1)              0.55%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. with these fee waivers, the fund's actual total operating expenses are 0.39%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

------------------------------------------------------------------------------
 EXAMPLE

------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
------------------------------------------------------------------------------

$56                $176               $307             $689

                                 45 PROSPECTUS

                               MONEY MARKET FUNDS

                      ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

INVESTMENT FOCUS
Money market instruments issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative investors seeking current income through a liquid investment

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in obligations issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements. U.S. Government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as GNMA and FNMA.

In managing the Fund, the Adviser actively buys throughout the money market curve, laddering maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its market segment, money market instruments issued or guaranteed by the U.S. Government, may underperform other fixed income market segments or the fixed income market as a whole.
For additional information about risks, see "More Information About Risk."

                                 46 PROSPECTUS

                               MONEY MARKET FUNDS
                ARMADA GOVERNMENT MONEY MARKET FUND (CONTINUED)

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                                    [GRAPH]

                           CALENDAR YEAR TOTAL RETURN

9.01%   7.94%   5.65%   3.36%   2.75%   3.91%   5.63%   5.14%   5.25%   5.15%
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


          Best Quarter        1.95%    (6/30/90)
          Worst Quarter       0.67%    (6/30/93)

The Fund's performance from January 1, 1999 to June 30, 1999 was 2.25%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

                                                      SINCE
CLASS I SHARES      1 YEAR    5 YEARS   10 YEARS    INCEPTION
---------------------------------------------------------------------------
Armada
Government
Money Market
Fund                 5.15%     5.02%      5.36%      5.57%(1)
------------------------------------------------------------------------------

(1)  Since March 3, 1987



FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------

                                                    Class I
Investment Advisory Fees                             0.35%

Distribution and Service (12b-1) Fees                0.10%


Other Expenses                                       0.10%

Total Annual Fund Operating Expenses(1)              0.55%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.39%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-----------------------------------------------------------------------------
 EXAMPLE

-----------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-------------------------------------------------------------------
$56                $176               $307             $689


                                 47 PROSPECTUS

                              MONEY MARKET FUNDS

                      ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY


INVESTMENT GOAL
High current income consistent
with stability of principal while maintaining liquidity

INVESTMENT FOCUS
U.S. Treasury securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Conservative investors seeking current income through a liquid investment


PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations.

In managing the Fund, the Adviser actively buys throughout the money market curve, laddering maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The Fund is also subject to the risk that its market segment, U.S. Treasury securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."


                                 48 PROSPECTUS

                              MONEY MARKET FUNDS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                         [GRAPH]

                CALENDAR YEAR TOTAL RETURN

              5.38%   4.86%   4.92%   4.70%
              1995    1996    1997    1998


          Best Quarter        1.36%    (6/30/95)
          Worst Quarter       1.04%    (12/31/98)

The Fund's performance from January 1, 1999 to June 30, 1999 was 2.07%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

CLASS I SHARES                 1 YEAR       SINCE INCEPTION

--------------------------------------------------------------------------
Armada Treasury

Money Market Fund               4.70%          4.89%(1)
---------------------------------------------------------------------------

(1) Since June 16, 1994


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------

                                                    CLASS I
Investment Advisory Fees                             0.30%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses                                       0.13%

Total Annual Fund Operating Expenses(1)              0.53%

(1) The Fund's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Distributor are each waiving a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are 0.42%.

For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Team," and "Distribution of Fund Shares."

-------------------------------------------------------------------------------
 EXAMPLE

-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR            3 YEARS            5 YEARS         10 YEARS
-----------------------------------------------------------------------------

$54                $170               $296             $665

                                 49 PROSPECTUS

                           ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Mid-cap equity securities

Share Price Volatility
(relative to mutual funds generally)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented equity securities of medium-sized issuers

INVESTOR PROFILE

Investors seeking capital growth, and who are willing to accept the risks of investing in equity securities


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote. The Fund will normally invest at least 80% of its total assets in the common stock of companies with mid stock market capitalizations. The Fund may invest up to 20% of its total assets at the time of purchase in foreign equity securities. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

The Fund considers a "mid-capitalization (mid cap)" company to be one that has a comparable market capitalization within the range as the companies in the Russell Mid Cap Growth Index. The Russell MidCap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that its market segment, mid cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."


                                 50 PROSPECTUS

PERFORMANCE INFORMATION

There is no bar chart or performance table for Class I Shares of the Fund because it is not yet operating.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------

                                                   CLASS I
Investment Advisory Fees                             1.00%

Distribution and Service (12b-1) Fees                0.10%


Other Expenses(1)                                    0.22%

Total Annual Fund Operating Expenses                 1.32%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR             3 YEARS
-----------------------------------------------------------------------------
                   $134               $418


                                 51 PROSPECTUS

                          ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Large cap equity securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in equity securities of large companies that the Adviser believes have the potential for long-term above-average growth

INVESTOR PROFILE

Investors seeking growth of capital, and who are willing to accept the risks of investing in equity securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote. The Fund will normally invest at least 80% of its total assets in the common stock of companies with large market capitalizations.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization as the companies in the S&P 500/Barra Growth Index. The S&P 500/Barra Growth Index is an unmanaged index comprised of common stocks which are capitalization-weighted and have higher price-to-book ratios.


PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, large cap equity securities, may underperform other equity market segments or the equity market as a whole. For additional information about risks, see "More Information About Risk."

                                 52 PROSPECTUS

PERFORMANCE INFORMATION


There is no bar chart or performance table for Class I Shares of the Fund because it is not yet operating.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------

                                                   CLASS I

Investment Advisory Fees                             0.75%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses(1)                                    0.18%

Total Annual Fund Operating Expenses                 1.03%
------------------------------------------------------------------------------

(1 )"Other Expenses" are based on estimated amounts for the current fiscal year.

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR             3 YEARS
----------------------------------------------------------------------------
                   $105               $328


                                 53 PROSPECTUS

                       ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY


INVESTMENT GOAL
Current income as well as preservation of capital

INVESTMENT FOCUS
Mortgage backed securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. Government

INVESTOR PROFILE
Investors seeking current income, and who are willing to accept the risks of investing in fixed income securities

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. Government securities. The investment objective may be changed without a shareholder vote. The Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The types of U.S. Government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest up to 20% of the value of its total assets in mortgage-related debt securities and preferred stock of non-governmental issuers and the same proportion of its total assets in non-governmental asset backed securities. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, U.S. Government securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. For additional information about risks, see "More Information About Risk."

                                 54 PROSPECTUS

PERFORMANCE INFORMATION

There is no bar chart or performance table for Class I Shares of the Fund because it is not yet operating.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                    CLASS I

Investment Advisory Fees                             0.55%


Distribution and Service (12b-1) Fees                0.10%


Other Expenses(1)                                    0.18%

Total Annual Fund Operating Expenses                 0.83%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.


-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR             3 YEARS
-----------------------------------------------------------------------------
                    $85               $265

                                 55 PROSPECTUS

                      ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY


INVESTMENT GOAL

Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

INVESTMENT FOCUS
Michigan tax exempt securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

INVESTOR PROFILE
Investors seeking tax exempt current income, and who are willing to accept moderate share price volatility

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote. The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal securities). The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund will normally invest at least 80% of the value of its total assets in Michigan municipal securities. However, some Fund dividends will be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents. The Fund may invest up to 100% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax.

The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and will lower Fund performance.


PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, tax free municipal securities, may underperform other fixed income market segments or the fixed income market as a whole.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

(continued)

                                56 PROSPECTUS

The Fund's focus of investments in securities of issuers located in Michigan subjects the Fund to economic and government policies of that state.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrences affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. For additional information about risks, see "More Information About Risk."

PERFORMANCE INFORMATION

There is no bar chart or performance table for Class I Shares of the Fund because it is not yet operating.

FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                   CLASS I
Investment Advisory Fees                             0.55%
Distribution and Service (12b-1) Fees                0.10%
Other Expenses(1)                                    0.18%
Total Annual Fund Operating Expenses                 0.83%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.


----------------------------------------------------------------------
 EXAMPLE
----------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR             3 YEARS
----------------------------------------------------------------------
                    $85               $265


                                 57 PROSPECTUS

                     ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
Current income consistent with liquidity and stability of principal

INVESTMENT FOCUS
U.S. Treasury securities and repurchase agreements related to such securities

SHARE PRICE VOLATILITY
(RELATIVE TO MUTUAL FUNDS GENERALLY)
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

INVESTOR PROFILE
Investors seeking current income through a liquid and stable investment


PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and repurchase agreements related to such securities.

In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in money market instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic develop-ments, particularly interest rate changes. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by the U.S. Treasury are backed by the U.S. Treasury.

The Fund is also subject to the risk that its market segment, U.S. Treasury securities, may underperform other fixed income market segments or the fixed income market as a whole. For additional information about risks, see "More Information About Risk."


                                58 PROSPECTUS

PERFORMANCE INFORMATION

There is no bar chart or performance table for Class I shares of the fund because it is not yet operating.


FUND FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                   CLASS I

Investment Advisory Fees                             0.40%

Distribution and Service (12b-1) Fees                0.10%

Other Expenses(1)                                    0.16%

Total Annual Fund Operating Expenses                 0.66%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

-------------------------------------------------------------------------------
 EXAMPLE
-------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                  1 YEAR             3 YEARS
-------------------------------------------------------------------------------
                    $67               $211

                                 59 PROSPECTUS

MORE INFORMATION ABOUT RISK

                                                                     High-              Single
                                                                     Yield               State
                             Conver-   Fixed                         Lower    Municipal Concen-   Mortgage-  Foreign
                     Equity   tible    Income  Call Credit Event     Rated     Issuer   tration    Backed   Security  Currency
                      Risk  Securities  Risk   Risk  Risk  Risk    Securities   Risk     Risk    Securities   Risk      Risk

 Armada International
 Equity Fund            X                                                                                       X          X
 Armada Small Cap
 Value Fund             X                                                                                       X          X
 Armada Small Cap
 Growth Fund            X                                                                                       X          X
 Armada Equity
 Growth Fund            X        X                                                                              X          X
 Armada Tax Managed
 Equity Fund            X                                   X                                                   X          X
 Armada Core
 Equity Fund            X                                                                                       X          X
 Armada Equity
 Index Fund             X
 Armada Equity
 Income Fund            X        X                                                                              X          X
 Armada Balanced
 Allocation Fund        X        X      X        X    X     X                                                   X          X
 Armada Total Return
 Advantage Fund         X               X        X    X     X           X                             X         X          X
 Armada Bond Fund                       X        X    X     X                                         X
 Armada Intermediate
 Bond Fund                              X        X    X     X                                         X         X          X
 Armada GNMA Fund                       X        X    X     X                                         X
 Armada Enhanced
 Income Fund            X               X        X    X     X                                         X         X          X
 Armada Ohio Tax
 Exempt Bond Fund                       X        X    X     X                    X         X
 Armada Pennsylvania
 Municipal Bond Fund                    X        X    X     X                    X         X
 Armada National Tax
 Exempt Bond Fund                       X        X    X     X                    X
 Armada Ohio Municipal
 Money Market Fund                      X             X     X                    X         X
 Armada Pennsylvania
 Tax Exempt Money
 Market Fund                            X             X     X                    X         X
 Armada Tax Exempt
 Money Market Fund                      X             X     X                    X
 Armada Money
 Market Fund                            X             X     X                    X         X
 Armada Government
 Money Market Fund                      X
 Armada Treasury
 Money Market Fund                      X
 Armada Mid Cap
 Growth Fund            X        X               X    X     X                                                   X         X
 Armada Large Cap
 Ultra Fund             X        X
 Armada U.S. Government
 Income Fund                            X        X                                                    X         X         X
 Armada Michigan
 Municipal Bond Fund                    X        X    X     X                    X         X
 Armada Treasury Plus
 Money Market Fund                      X        X    X     X




                                                                                                                        Foreign
                                                                                       Real             Tracking  Year   Year
                       Hedging  Leveraging  Derivitives                     Short    Estate   Regional   Error    2000    2000
                        Risk       Risk        Risk     Futures   Options   Sales   Investing   Risk     Risk     Risk    Risk

 Armada International
 Equity Fund              X          X          X         X          X                                             X        X
 Armada Small Cap
 Value Fund               X          X          X         X          X                                             X        X
 Armada Small Cap
 Growth Fund              X          X          X         X          X                                             X        X
 Armada Equity
 Growth Fund              X          X          X         X          X                                             X        X
 Armada Tax Managed
 Equity Fund              X          X          X         X          X                                             X        X
 Armada Core
 Equity Fund              X          X          X                    X                                             X        X
 Armada Equity
 Index Fund               X          X          X         X                                                X       X
 Armada Equity
 Income Fund              X          X          X         X          X                                             X        X
 Armada Balanced
 Allocation Fund          X          X          X         X          X         X                                   X        X
 Armada Total Return
 Advantage Fund           X          X          X         X          X                                     X       X        X
 Armada Bond Fund         X                     X         X          X                                     X       X
 Armada Intermediate
 Bond Fund                X          X          X                                                          X       X        X
 Armada GNMA Fund         X          X          X         X          X         X                           X       X
 Armada Enhanced
 Income Fund              X          X          X         X          X                                     X       X        X
 Armada Ohio Tax
 Exempt Bond Fund                                                                                X                 X
 Armada Pennsylvania
 Municipal Bond Fund                                                                             X                 X
 Armada National Tax
 Exempt Bond Fund                                                                                                  X
 Armada Ohio Municipal
 Money Market Fund                   X          X                                                X                 X
 Armada Pennsylvania
 Tax Exempt Money
 Market Fund                         X          X                                                X                 X
 Armada Tax Exempt
 Money Market Fund                   X          X                                                                  X
 Armada Money
 Market Fund                         X          X                                                X                 X
 Armada Government
 Money Market Fund                   X          X                                                                  X
 Armada Treasury
 Money Market Fund                              X                                                                  X
 Armada Mid Cap
 Growth Fund              X          X          X         X     X    X         X        X                          X        X
 Armada Large Cap
 Ultra Fund                                                                                                        X
 Armada U.S. Government
 Income Fund              X          X          X         X     X    X         X                                   X        X
 Armada Michigan
 Municipal Bond Fund      X          X                          X                                X                 X
 Armada Treasury Plus
 Money Market Fund        X          X          X                                                                  X


60 PROSPECTUS

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     CONVERTIBLE SECURITIES -- Convertible securities have characteristics of both fixed income and equity securities. The value of the convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

     CALL RISK --During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

     CREDIT RISK --The possibility that an issuer will be unable to make timely payments of either principal or interest.

     EVENT RISK --Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES(or "junk bonds") are subject to additional risks associated with investing in high-yield securities, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&Por Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL ISSUER RISK --There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.


                                                                   61 PROSPECTUS

     MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITY RISKS --Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

In addition to these risks, certain foreign securities may be subject to the following additional risks factors:

     CURRENCY RISK --Investments in foreign securities denominated in foreign currencies involve additional risks, including:

     - The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

     - A Fund may incur substantial costs in connection with conversions between various currencies.

     - A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

     - Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

HEDGING RISK --Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

- There may not be a liquid secondary market for a futures contract or option.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING RISK --Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

- A fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

- There may be an imperfect or no correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures.


62 PROSPECTUS

- Although the funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the funds may be unable to close out their futures or options contracts at a time which is advantageous.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

     DERIVATIVES RISK --The Funds use derivatives to attempt to achieve their investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Funds hold cash or U.S. government securities.

     FUTURES -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade.

     OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

     SHORT SALES -- Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund.

REAL ESTATE INVESTING -- The Fund's investments in the securities of real estate investment trusts (REITs) and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

REGIONAL RISK -- To the extent that a Fund's investments are focused in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

TRACKING ERROR RISK -- Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.


                                                                   63 PROSPECTUS

YEAR 2000 RISK -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business. In addition, to the extent that the operations of issuers of securities held by a Fund are impaired by the year 2000 transition, or prices of securities held by a Fund decline as a result of real or perceived problems relating to the year 2000, the value of such Fund's shares may be materially affected.

Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the year 2000 may add to the possibility of losses to the Funds and their shareholders.

EACH FUND'S OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, the Trust cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic, market, political or other conditions, or for temporary defensive or liquidity purposes, each Fund (except for the money market funds) may invest up to 100% of its assets in short-term high quality debt instruments that would not ordinarily be consistent with a Fund's principal investment strategies. AFund will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for achieving a Fund's investment objective.

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAM

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Investment Adviser oversees the Sub-Adviser to ensure compliance with the Funds' investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the Investment Advisory fees it receives (described below).

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

National City Investment Management Company ("IMC"), with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as Adviser to the Funds. On June 30, 1999, IMC had approximately $25.4 billion in assets under management.

IMC utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team. In the case of the Armada Core Equity and the Armada Total Return Advantage Funds, National Asset Management Corporation ("NAM") serves as Sub-Adviser and manages these funds on a day-to-day basis; NAM selects, buys and sells the securities of these Funds under the supervision of the Adviser and the Board of Trustees.


64 PROSPECTUS

The table below shows the IMC management teams responsible for each fund as well as the advisory fees IMC received for each fund for the fiscal period ended May 31, 1999.


                                                                           ADVISORY FEES PAID AS
                                                                          A PERCENTAGE OF AVERAGE
                                      MANAGEMENT TEAM/                 NET ASSETS FOR THE FISCAL YEAR
FUND NAME                             INVESTMENT ADVISER                     ENDED MAY 31, 1999
International Equity Fund             International Equity Team                    1.04% (1)
Small Cap Value Fund                  Equity Value Team                            0.92% (1)
Small Cap Growth Fund                 Equity Growth Team                           0.93% (1)
Equity Growth Fund                    Equity Growth Team                           0.75%
Tax Managed Equity Fund               Equity Growth Team                           0.57%
Core Equity Fund                      National Asset Management
                                        Corporation (sub-adviser)                  0.75%
Equity Index Fund                     Equity Team                                  0.00%
Equity Income Fund                    Equity Value Team                            0.75%
Balanced Allocation Fund              Equity and Fixed Income Teams                0.75% (2)
Total Return Advantage Fund           National Asset Management
                                        Corporation (sub-adviser)                  0.35%
Bond Fund                             Taxable Fixed Income Team                    0.55%
Intermediate Bond Fund                Taxable Fixed Income Team                    0.40%
GNMA Fund                             Taxable Fixed Income Team                    0.55%
Enhanced Income Fund                  Taxable Fixed Income Team                    0.22% (1)
Ohio Tax Exempt Bond Fund             Tax Exempt Fixed Income Team                 0.05% (1)
Pennsylvania Municipal Bond Fund      Tax Exempt Fixed Income Team                 0.20%
National Tax Exempt Bond Fund         Tax Exempt Fixed Income Team                 0.04% (1)
Ohio Municipal Money Market Fund      Tax Exempt Money Market Team                 0.13% (1,2)
Pennsylvania Tax Exempt
   Money Market Fund                  Tax Exempt Money Market Team                 0.15%
Tax Exempt Money Market Fund          Tax Exempt Money Market Team                 0.15%
Money Market Fund                     Taxable Money Market Team                    0.25%
Government Money Market Fund          Taxable Money Market Team                    0.25%
Treasury Money Market Fund            Taxable Money Market Team                    0.25%
Mid Cap Growth Fund                   Equity Growth Team                           1.00% (3)
Large Cap Ultra Fund                  Equity Growth Team                           0.75% (3)
U.S. Government Income Fund           Taxable Fixed Income Team                    0.55% (3)
Michigan Municipal Bond Fund          Tax Exempt Fixed Income Team                 0.55% (3)
Treasury Plus Money Market Fund       Taxable Fixed Income Team                    0.30% (3)

(1)Advisor fee or waiver changed during the period.
(2)Annualized.
(3)The Fund has not yet commenced operations.

                                                                   65 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to buy, sell (sometimes called "redeem") or exchange Class I Shares of the Funds.

Class I Shares have no sales charge and no minimum initial investment.

Class I Shares are for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Trust. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value of $1.00 per share (NAV) next determined after a Fund receives your purchase order. The NAV per share of the Armada Money Market and Government Money Market Funds is calculated first at 3:00 p.m. (Eastern time), then as of the close of trading of the New York Stock Exchange. The NAV per share of the Armada Treasury Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market, Ohio Municipal Money Market and Treasury Plus Money Market Funds are calculated on each business day first at 1:00 p.m. (Eastern time), then as of the close of trading of the New York Stock Exchange.

Each bond and equity fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. (Eastern time)). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order before 4:00 p.m. (Eastern time).

So, for you to be eligible to receive dividends declared on the day you submit your purchase order, generally a Fund must receive your order before 4:00 p.m. (Eastern time) and federal funds (readily available funds) before 2:00 p.m. (Eastern time) the following business day.

Purchase orders for shares of the Armada Money Market and Government Money Market Funds which are received by the Transfer Agent by 3:00 p.m. (Eastern time) are processed that day. Purchase orders for shares of the Armada Treasury Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market, Ohio Municipal Money Market and Treasury Plus Money Market Funds which are received by the Transfer Agent by 1:00 p.m. (Eastern time) are also processed that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the assets in the Fund less liabilities and class expenses.

NON-MONEY MARKET FUNDS

In calculating NAV, a non-money market fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MONEY MARKET FUNDS

In calculating NAV for the money market funds, we generally value a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Fund's investments may change on days when you cannot purchase or sell Fund shares.



66 PROSPECTUS

HOW TO SELL YOUR FUND SHARES

Holders of Class I Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-622-FUND (3863).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request in good order. Good order means that your request includes complete information on your purchase, exchange or redemption and that the Fund has received the appropriate assets. Your proceeds can be wired to your bank account. Armada Funds do not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan under Rule 12b-1, pursuant to the 1940 Act, that allows each Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

Armada International Equity Fund                   0.04%
Armada Small Cap Value Fund                        0.04%
Armada Small Cap Growth Fund                       0.04%
Armada Equity Growth Fund                          0.04%
Armada Tax Managed Equity Fund                     0.04%
Armada Core Equity Fund                            0.04%
Armada Equity Index Fund                            N/A
Armada Equity Income Fund                          0.04%
Armada Balanced Allocation Fund                    0.04%
Armada Total Return Advantage Fund                  N/A
Armada Bond Fund                                   0.04%
Armada Intermediate Bond Fund                      0.04%
Armada GNMA Fund                                   0.04%
Armada Enhanced Income Fund                         N/A
Armada Ohio Tax Exempt Bond Fund                   0.04%
Armada Pennsylvania Municipal Bond Fund             N/A
Armada National Tax Exempt Bond Fund               0.04%
Armada Ohio Municipal Money Market Fund            0.04%
Armada Pennsylvania Tax Exempt
   Money Market Fund                               0.04%
Armada Tax Exempt Money Market Fund                0.04%
Armada Money Market Fund                           0.04%
Armada Government Money Market Fund                0.04%
Armada Treasury Money Market Fund                  0.04%
Armada Mid Cap Growth Fund              Not yet in operation
Armada Large Cap Ultra Fund             Not yet in operation
Armada U.S. Government Income Fund      Not yet in operation
Armada Michigan Municipal
   Bond Fund                            Not yet in operation
Armada Treasury Plus Money
   Market Fund                          Not yet in operation

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund.

                                                                   67 PROSPECTUS

DIVIDENDS AND TAXES

Each Fund distributes its income as follows:

Armada International Equity Fund           Annually
Armada Small Cap Value Fund                Annually
Armada Small Cap Growth Fund               Annually
Armada Equity Growth Fund                 Quarterly
Armada Tax Managed Equity Fund            Quarterly
Armada Core Equity Fund                   Quarterly
Armada Equity Index Fund                  Quarterly
Armada Equity Income Fund                 Quarterly
Armada Balanced Allocation Fund           Quarterly
Armada Total Return Advantage Fund          Monthly
Armada Bond Fund                            Monthly
Armada Intermediate Bond Fund               Monthly
Armada GNMA Fund                            Monthly
Armada Enhanced Income Fund                 Monthly
Armada Ohio Tax Exempt Bond Fund            Monthly
Armada Pennsylvania Municipal
   Bond Fund                                Monthly
Armada National Tax Exempt
   Bond Fund                                Monthly
Armada Ohio Municipal Money
   Market Fund                              Monthly
Armada Pennsylvania Tax Exempt
   Money Market Fund                        Monthly
Armada Tax Exempt Money Market Fund         Monthly
Armada Money Market Fund                    Monthly
Armada Government Money
   Market Fund                              Monthly
Armada Treasury Money Market Fund           Monthly
Armada Mid Cap Growth Fund                  Monthly*
Armada Large Cap Ultra Fund                 Monthly*
Armada U.S. Government Income Fund          Monthly*
Armada Michigan Municipal Bond Fund         Monthly*
Armada Treasury Plus Money
   Market Fund                              Monthly*

* As of the printing of this prospectus, these Funds have not yet commenced operations.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In the case of any Fund other than a money-market Fund, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA(or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.



68 PROSPECTUS

The Armada Tax Exempt Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund, Armada Ohio Municipal Money Market Fund, Armada Ohio Tax Exempt Bond Fund, Armada Pennsylvania Municipal Bond Fund, Armada National Tax Exempt Bond Fund, and Armada Michigan Municipal Bond Fund (the "Tax Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and in the case of other than money market Funds, distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund and Armada Pennsylvania Municipal Bond Fund intend to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund and Armada Ohio Municipal Money Market Fund intend to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable.

The Funds use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                                   69 PROSPECTUS

                              FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information , except for the Financial Highlights of the Bond Fund, GNMA Fund, Pennsylvania Municipal Fund and Pennsylvania Tax Exempt Money Market Fund for each Fund's respective commencement of operations date through May 31, 1996, has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. The Financial Highlights of the Bond Fund, GNMA Fund, Pennsylvania Municipal Fund and Pennsylvania Tax Exempt Money Market Fund and for each Fund's respective commencement of operations date through May 31, 1996 were audited by Coopers & Lybrand, L.L.P., each Fund's predecessor independent accountants. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

--------------------------------------------------------------------------------
ARMADA INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                     FOR THE YEAR ENDED    FOR THE PERIOD ENDED
                                        MAY 31, 1999           MAY 31, 1998
                                     -------------------------------------------
                                            CLASS I              CLASS I(1)
                                     -------------------------------------------
Net asset value, beginning of period     $  10.86               $  10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income/(loss)             (0.01)                  0.08
   Net gain on securities (realized
     and unrealized)                         0.11                   0.79
--------------------------------------------------------------------------------
       Total from investment operations      0.10                   0.87
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.05)                 (0.01)
--------------------------------------------------------------------------------
       Total distributions                  (0.05)                 (0.01)
--------------------------------------------------------------------------------
Net asset value, end of period          $   10.91               $  10.86
================================================================================

TOTAL RETURN                                 0.95%                  8.76%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's)                         $ 199,205               $135,942
   Ratio of expenses to average
     net assets                              1.43%                  1.09%(3)
   Ratio of net investment income/
     (loss) to average net assets            0.12%                  1.19%(3)
   Ratio of expenses to average net
     assets before fee waivers               1.43%                  1.24%(3)
   Ratio of net investment income/
     (loss) to average net assets
     before fee waivers                      0.12%                  1.04%(3)
   Portfolio turnover rate                     78%                    28%

(1)  Total Class I commenced operations on August 1, 1997.
(2)  Total Returns are for the period indicated and have not been annualized.
(3)  Total Annualized.



                                 70 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
ARMADA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                                          FOR THE YEAR ENDED MAY 31,           FOR THE PERIOD ENDED MAY 31,
                                                         ---------------------------     --------------------------------------
                                                            1999           1998           1997            1996           1995
                                                         ----------------------------------------------------------------------
                                                           CLASS I        CLASS I        CLASS I         CLASS I     CLASS I(1)
                                                         ----------------------------------------------------------------------
Net asset value, beginning of period                      $   15.72     $  15.15      $   13.10       $   11.38      $  10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.09         0.06           0.09            0.08          0.10
   Net gain/(loss) on securities (realized and unrealized)    (0.78)        2.87           2.90            2.41          1.36
-------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                       (0.69)        2.93           2.99            2.49          1.46
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.05)       (0.07)         (0.09)          (0.08)        (0.04)
   Dividends in excess of net investment income               (0.00)       (0.00)         (0.00)          (0.02)        (0.00)
   Distributions from net realized capital gains              (1.33)       (2.29)         (0.85)          (0.67)        (0.04)
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                    (1.38)       (2.36)         (0.94)          (0.77)        (0.08)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   13.65     $  15.72       $  15.15        $  13.10      $  11.38
===============================================================================================================================

TOTAL RETURN                                                  (3.67)%      19.82%         23.61%          22.64%        17.42%(3)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                   $ 270,382     $284,295       $199,311        $ 99,294      $ 50,993
   Ratio of expenses to average net assets                     1.12%        0.98%          0.97%           1.05%         1.01%(2)
   Ratio of net investment income/(loss) to
       average net assets                                      0.70%        0.43%          0.83%           0.83%         1.31%(2)
   Ratio of expenses to average net assets
       before fee waivers                                      1.12%        0.98%          0.97%           1.06%         1.15%(2)
   Ratio of net investment income/(loss) to average
       net assets before fee waivers                           0.70%        0.43%          0.83%           0.82%         1.17%(2)
   Portfolio turnover rate                                       79%          89%            64%            106%           69%

(1) Class I commenced operations on July 26, 1994.
(2) Annualized.
(3) Returns are for the period indicated and have not been annualized.


                                 71 PROSPECTUS

                              FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
ARMADA SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                       FOR THE YEAR ENDED     FOR THE PERIOD ENDED
                                                                                          MAY 31, 1999            MAY 31, 1998
                                                                                      ----------------------------------------------
                                                                                             CLASS I                 CLASS I(2)
                                                                                      ----------------------------------------------
Net asset value, beginning of period                                                        $  11.69                $  10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income/(loss)                                                                (0.03)(4)                0.01
   Net gain/(loss) on securities (realized and unrealized)                                     (1.41)                   1.72
-------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                                                        (1.44)                   1.73
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                                                        (0.00)                  (0.01)
   Distributions from net realized capital gains                                               (0.11)                  (0.03)
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                                                     (0.11)                  (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $  10.14                $  11.69
===============================================================================================================================

TOTAL RETURN                                                                                  (12.36)%                 17.35%(1)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                                     $ 80,145                $ 54,476
   Ratio of expenses to average net assets                                                      1.27%                   0.98%(3)
   Ratio of net investment income/(loss) to average net assets                                 (0.27)%                  0.14%(3)
   Ratio of expenses to average net assets before fee waivers                                   1.27%                   1.09%(3)
   Ratio of net investment income/(loss) to average net assets before fee waivers              (0.27)%                  0.03%(3)
   Portfolio turnover rate                                                                       159%                     31%

(1)  Returns are for the period indicated and have not been annualized.
(2)  Class I commenced operations on August 1, 1997.
(3)  Annualized.
(4)  Calculated based upon average shares outstanding.



                                 72 PROSPECTUS

                              FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
ARMADA EQUITY GROWTH FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                FOR THE YEAR ENDED MAY 31,

                                                          --------------------------------------------------------------------------
                                                          1999             1998           1997            1996            1995

                                                          -------------------------------------------------------------------------
                                                          CLASS I         CLASS I        CLASS I         CLASS I         CLASS I

                                                          --------------------------------------------------------------------------
Net asset value, beginning of period                     $    21.35       $   18.63      $   18.02       $   14.77       $   13.66
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income/(loss)                               (0.03)(1)       (0.00)          0.09            0.14            0.21
   Net gain on securities (realized and unrealized)            4.28            5.00           4.66            3.46            1.21
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                        4.25            5.00           4.75            3.60            1.42
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.00)          (0.01)         (0.09)          (0.14)          (0.20)
   Dividends in excess of net investment income               (0.00)          (0.00)         (0.02)          (0.02)          (0.00)
   Distributions from net realized capital gains              (0.99)          (2.27)         (4.03)          (0.19)          (0.00)
   Distributions in excess of net realized capital gains      (0.00)          (0.00)         (0.00)          (0.00)          (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                    (0.99)          (2.28)         (4.14)          (0.35)          (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    24.61       $   21.35      $   18.63       $   18.02       $   14.77
===================================================================================================================================

TOTAL RETURN                                                  20.16%          28.65%         29.57%          24.61%         10.62%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $1,262,154       $ 352,413      $ 255,594       $ 166,671       $119,634
   Ratio of expenses to average net assets                     0.92%           0.98%          0.97%           1.01%          1.01%
   Ratio of net investment income/(loss)
       to average net assets                                  (0.11)%         (0.01)%         0.49%           0.85%          1.53%
   Ratio of expenses to average net assets
       before fee waivers                                      0.92%           0.98%          0.97%           1.03%          1.02%
   Ratio of net investment income/(loss) to average
       net assets before fee waivers                          (0.11)%         (0.01)%         0.49%           0.83%          1.51%
   Portfolio turnover rate                                       57%             260%          197%             74%            17%

(1) Calculated based upon average shares outstanding.



                                 73 PROSPECTUS

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
ARMADA TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                       FOR THE YEAR ENDED       FOR THE PERIOD ENDED
                                                                                          MAY 31, 1999              MAY 31, 1998
                                                                                      ----------------------------------------------
                                                                                             CLASS I                 CLASS I(1)
                                                                                      ----------------------------------------------
Net asset value, beginning of period                                                     $      9.93              $    10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                        0.05                   (0.00)
   Net gain/(loss) on securities (realized and unrealized)                                      2.21                   (0.07)
-------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                                                         2.26                   (0.07)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                                                        (0.05)                  (0.00)
   Distributions from net realized capital gains                                               (0.01)                  (0.00)
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                                                     (0.06)                  (0.00)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $     12.13               $    9.93
===============================================================================================================================

TOTAL RETURN                                                                                   22.82%                  (4.81%)(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                                   $  241,501               $ 158,867
   Ratio of expenses to average net assets                                                      0.83%                   0.29%(2)
   Ratio of net investment income/(loss) to average net assets                                  0.37%                   0.91%(2)
   Ratio of expenses to average net assets before fee waivers                                   1.01%                   1.02%(2)
   Ratio of net investment income/(loss) to average net assets before fee waivers               0.19%                   0.18%(2)
   Portfolio turnover rate                                                                         5%                      0%

(1)  Class I commenced operations on April 9, 1998.
(2)  Annualized.



                                 74 PROSPECTUS

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
ARMADA CORE EQUITY FUND
--------------------------------------------------------------------------------

                                                                                       FOR THE YEAR ENDED     FOR THE PERIOD ENDED
                                                                                          MAY 31, 1999            MAY 31, 1998
                                                                                      ----------------------------------------------
                                                                                             CLASS I               CLASS I(2)
                                                                                      ----------------------------------------------
Net asset value, beginning of period                                                      $   11.35              $   10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income/(loss)                                                               (0.02)(4)               0.05
   Net gain on securities (realized and unrealized)                                            2.94                   1.35
-------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                                                        2.92                   1.40
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                                                       (0.01)                 (0.05)
   Distributions from net realized capital gains                                              (0.51)                 (0.00)
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                                                    (0.52)                 (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $   13.75              $   11.35
===============================================================================================================================

TOTAL RETURN                                                                                  26.08%                 14.03%(1)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                                   $ 145,603              $ 110,504
   Ratio of expenses to average net assets                                                     0.98%                  0.89%(3)
   Ratio of net investment income/(loss) to average net assets                                (0.15)%                 0.61%(3)
   Ratio of expenses to average net assets before fee waivers                                  0.98%                  1.06%(3)
   Ratio of net investment income/(loss) to average net assets before fee waivers             (0.15)%                 0.44%(3)
   Portfolio turnover rate                                                                       43%                    60%

(1)  Returns are for the period indicated and have not been annualized.
(2)  Class I commenced operations on August 1, 1997.
(3)  Annualized.
(4)  Calculated based upon average shares outstanding.


                                 75 PROSPECTUS

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
ARMADA EQUITY INDEX FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                        FOR THE PERIOD ENDED MAY 31, 1999
                                                                                        ---------------------------------
                                                                                                   CLASS I(1)
                                                                                        ---------------------------------
Net asset value, beginning of period                                                              $    10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                                0.11
   Net gain on securities (realized and unrealized)                                                     1.29
-------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                                                                 1.40
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                                                                (0.08)
-------------------------------------------------------------------------------------------------------------------------
       Total distributions                                                                             (0.08)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $    11.32
=========================================================================================================================

TOTAL RETURN                                                                                           14.16%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                                           $  253,854
   Ratio of expenses to average net assets                                                              0.20%(3)
   Ratio of net investment income to average net assets                                                 1.38%(3)
   Ratio of expenses to average net assets before fee waivers                                           0.55%(3)
   Ratio of net investment income to average net assets before fee waivers                              1.03%(3)
   Portfolio turnover rate                                                                                 9%

(1)  Class I commenced operations on July 10, 1998.
(2)  Returns are for the period indicated and have not been annualized.
(3)  Annualized.



                                 76 PROSPECTUS

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
ARMADA EQUITY INCOME FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                  FOR THE YEAR ENDED MAY 31,
                                                         ---------------------------------------------          FOR THE PERIOD
                                                          1999         1998         1997        1996          ENDED MAY 31, 1995
                                                         ---------------------------------------------        ------------------
                                                         CLASS I      CLASS I      CLASS I     CLASS I            CLASS I(1)
                                                         ---------------------------------------------        ------------------
Net asset value, beginning of period                     $   17.53    $   14.87   $   12.66    $ 11.01           $   10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.30         0.27        0.30       0.34                0.34
   Net gain on securities (realized and unrealized)           1.50         3.44        2.73       1.79                0.94

       Total from investment operations                       1.80         3.71        3.03       2.13                1.28
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.28)       (0.32)      (0.31)     (0.34)              (0.27)
   Distributions from net realized capital gains             (0.25)       (0.73)      (0.51)     (0.14)              (0.00)
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                   (0.53)       (1.05)      (0.82)     (0.48)              (0.27)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                           $   18.80    $   17.53  $    14.87    $ 12.66           $   11.01
===============================================================================================================================

TOTAL RETURN                                                 10.62%      25.69%       24.62%     19.72%              14.34%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $ 548,361    $193,923     $127,130    $61,978           $  36,194
   Ratio of expenses to average net assets                    0.93%       0.92%        1.01%      1.06%               0.99%(2)
   Ratio of net investment income to
       average net assets                                     2.07%       1.80%        2.44%      3.02%               3.87%(2)
   Ratio of expenses to average net assets
       before fee waivers                                     0.93%       0.92%        1.01%      1.08%               1.21%(2)
   Ratio of net investment income to average
       net assets before fee waivers                          2.07%       1.80%        2.44%      3.00%               3.66%(2)
   Portfolio turnover rate                                      19%         18%          35%        53%                 12%

(1)  Class I commenced operations on July 1, 1994.
(2)  Annualized.



                                 77 PROSPECTUS

                              FINANCIAL HIGHLIGHTS


ARMADA BALANCED ALLOCATION FUND

For a Portfolio Share Outstanding Throughout Each Period

                                                                                        FOR THE PERIOD ENDED MAY 31, 1999
                                                                                        ---------------------------------
                                                                                                   CLASS I(2)
                                                                                        ---------------------------------

Net asset value, beginning of period                                                                $  10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                                0.18
   Net gain on securities (realized and unrealized)                                                     0.28
-------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                                                                 0.46
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                                                                (0.15)
-------------------------------------------------------------------------------------------------------------------------
       Total distributions                                                                             (0.15)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $  10.31
=========================================================================================================================

TOTAL RETURN                                                                                            4.57%(1)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                                             $ 85,027
   Ratio of expenses to average net assets                                                              1.06%(3)
   Ratio of net investment income to average net assets                                                 2.25%(3)
   Ratio of expenses to average net assets before fee waivers                                           1.06%(3)
   Ratio of investment income to average net assets before fee waivers                                  2.25%(3)
   Portfolio turnover rate                                                                               116%

(1)  Returns are for the period indicated and have not been annualized.
(2)  Class I commenced operations on July 10, 1998.
(3)  Annualized.



                                 78 PROSPECTUS

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
ARMADA TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                                                  FOR THE YEAR ENDED MAY 31,
                                                        ---------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                              1999         1998       1997        1996          ENDED MAY 31, 1995
                                                        ---------------------------------------------------     ------------------
                                                            CLASS I      CLASS I     CLASS I     CLASS I            CLASS I(1)
                                                        ---------------------------------------------------     ------------------
Net asset value, beginning of period                     $   10.25     $   9.89    $   9.88     $  10.55            $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.58         0.64        0.67         0.70(4)             0.65(4)
   Net gain/(loss) on securities (realized and unrealized)   (0.22)        0.36        0.15        (0.24)               0.43
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                       0.36         1.00        0.82         0.46                1.08
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.58)       (0.64)      (0.67)       (0.70)              (0.53)
   Dividends in excess of net investment income              (0.00)       (0.00)      (0.00)       (0.12)              (0.00)
   Distributions from net realized capital gains             (0.04)       (0.00)      (0.00)       (0.31)              (0.00)
   Distributions in excess of net realized capital gains     (0.00)       (0.00)      (0.14)       (0.00)              (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                   (0.62)       (0.64)      (0.81)       (1.13)              (0.53)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                           $    9.99     $  10.25    $   9.89     $   9.88            $  10.55
===================================================================================================================================

TOTAL RETURN                                                  3.54%       10.35%       8.51%        4.22%              12.52%(3)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $ 328,417     $296,075    $259,228     $280,401            $261,403
   Ratio of expenses to average net assets                    0.45%        0.31%       0.16%        0.13%               0.18%(2)
   Ratio of net investment income to average net assets       5.72%        6.29%       6.70%        6.67%               7.23%(2)
   Ratio of expenses to average net assets before fee waivers 0.65%        0.72%       0.71%        0.69%               0.77%(2)
   Ratio of net investment income to average
       net assets before fee waivers                          5.52%        5.88%       6.15%        6.11%               6.64%(2)
   Portfolio turnover rate                                     142%         170%        169%         268%                166%

(1) Class I commenced operations on July 7, 1994.
(2) Annualized.
(3) Total returns have been annualized based upon the period from commencement date through May 31, 1995. Gross total returns of Class I for the period were 11.22%.
(4) Calculated based on average shares outstanding.


                                 79 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
ARMADA BOND FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                  FOR THE YEAR ENDED MAY 31,
                                          -----------------------------------------------------------------------------------------

                                                 1999         1998        1997        FOR THE        FOR THE         FOR THE
                                          ---------------------------------------  PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                CLASS I      CLASS I   CLASS I(3) MAY 31,1996(3) APRIL 30,1996(3) APRIL 30,1995(3)
                                          -----------------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.27     $  10.02     $  9.97      $ 10.04         $ 10.02       $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net investment income                          0.56         0.59        0.59         0.05            0.64          0.44
   Net gain/(loss) on securities
       (realized and unrealized)                 (0.17)        0.25        0.13        (0.07)           0.07          0.02
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations           0.39         0.84        0.72        (0.02)           0.71          0.46
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions
   Dividends from net investment income          (0.56)       (0.59)      (0.59)       (0.05)          (0.64)        (0.44)
   Distributions from net realized capital gains (0.14)       (0.00)      (0.00)       (0.00)          (0.05)        (0.00)
   Distributions in excess of net
       realized capital gains                    (0.00)       (0.00)      (0.08)       (0.00)          (0.00)        (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                       (0.70)       (0.59)      (0.67)       (0.05)          (0.69)        (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $   9.96     $  10.27     $ 10.02      $  9.97         $ 10.04       $ 10.02
===================================================================================================================================

Total Return                                      3.82%        8.55%       7.41%       (0.19)%(2,4)     7.09%(4)      4.75%(2,4)
Ratios/Supplemental Data
   Net assets, end of period (in 000's)       $758,713     $132,620     $91,161      $88,829         $89,901       $53,316
   Ratio of expenses to average net assets        0.70%        0.80%       0.83%        0.85%(1)        0.85%         0.85%(1)
   Ratio of net investment income to
       average net assets                         5.44%        5.72%       5.83%        5.88%(1)        6.20%         6.17%(1)
   Ratio of expenses to average
       net assets before fee waivers              0.70%        0.80%       0.96%        1.25%(1)        1.25%         1.33%(1)
   Ratio of net investment income to average
       net assets before fee waivers              5.44%        5.72%       5.71%        5.48%(1)        5.80%         5.69%(1)
   Portfolio turnover rate                         270%         220%         96%           2%             94%          172%

(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of a predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year-end from April 30 to May 31.
(4) Total return excludes sales charge.


                                 80 PROSPECTUS

--------------------------------------------------------------------------------
ARMADA INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                FOR THE YEAR ENDED MAY 31,

                                                       ----------------------------------------------------------------------------
                                                          1999             1998           1997            1996            1995

                                                       ----------------------------------------------------------------------------
                                                          CLASS I         CLASS I        CLASS I         CLASS I         CLASS I

                                                       ----------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.59        $  10.37       $  10.30        $  10.54         $ 10.24
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.56            0.60           0.60            0.61            0.63
   Net gain/(loss) on securities (realized and unrealized)    (0.14)           0.22           0.07           (0.22)           0.30
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                        0.42            0.82           0.67            0.39            0.93
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.56)          (0.60)         (0.60)          (0.61)          (0.63)
   Distributions from net realized capital gains              (0.06)          (0.00)         (0.00)          (0.00)          (0.00)
   Distributions in excess of net realized capital gains      (0.00)          (0.00)         (0.00)          (0.02)          (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                    (0.62)          (0.60)         (0.60)          (0.63)          (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  10.39        $  10.59       $  10.37        $  10.30         $ 10.54
===================================================================================================================================

TOTAL RETURN                                                   3.98%           8.09%          6.63%           3.79%           9.55%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)                     $313,368        $166,710       $121,271        $111,240         $88,047
   Ratio of expenses to average net assets                     0.61%           0.65%          0.70%           0.80%           0.85%
   Ratio of net investment income to average net assets        5.21%           5.71%          5.76%           5.78%           6.24%
   Ratio of expenses to average net assets
       before fee waivers                                      0.75%           0.80%          0.79%           0.82%           0.86%
   Ratio of net investment income to average
       net assets before fee waivers                           5.07%           5.56%          5.66%           5.76%           6.23%
   Portfolio turnover rate                                      256%            160%           217%             45%             42%

                                 81 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
ARMADA GNMA FUND
-------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                 FOR THE YEAR ENDED MAY 31,
                                             ----------------------------------

                                                 1999       1998        1997        FOR THE         FOR THE           FOR THE
                                             ----------------------------------  PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                                               CLASS I    CLASS I   CLASS I(3)  MAY 31, 1996(3) APRIL 30, 1996(3) APRIL 30, 1995(3)
                                             --------------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.36   $  10.15    $  10.03       $  10.12        $ 10.16        $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                          0.61       0.61        0.65           0.05           0.66            0.48
   Net gain/(loss) on securities
       (realized and unrealized)                 (0.20)      0.31        0.22          (0.09)          0.14            0.16
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations           0.41       0.92        0.87          (0.04)          0.80            0.64
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.60)     (0.61)      (0.65)         (0.05)         (0.66)          (0.48)
   Dividends from net realized capital gains     (0.07)     (0.10)      (0.01)         (0.00)         (0.18)          (0.00)
   Distributions in excess of net
       realized capital gains                    (0.00)     (0.00)      (0.09)         (0.00)         (0.00)          (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                       (0.67)     (0.71)      (0.75)         (0.05)         (0.84)          (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  10.10   $  10.36    $  10.15       $  10.03        $ 10.12        $  10.16
===================================================================================================================================

TOTAL RETURN                                      4.02%      9.17%       9.03%         (0.35)%(2,4)    7.97%(4)        6.61%(2,4)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)       $ 96,808   $ 83,624    $ 64,501       $ 60,532        $62,161        $ 42,212
   Ratio of expenses to average net assets        0.78%      0.84%       0.86%          0.85%(1)       0.85%           0.85%(1)
   Ratio of net investment income to
       average net assets                         5.92%      5.83%       6.45%          6.33%(1)       6.30%           6.68%(1)
   Ratio of expenses to average net assets
       before fee waivers                         0.78%      0.84%       1.01%          1.28%(1)       1.29%           1.40%(1)
   Ratio of net investment income to average
       net assets before fee waivers              5.92%      5.83%       6.30%          5.90%(1)       5.86%(1)        6.13%(1)
   Portfolio turnover rate                          85%       291%         57%             1%           149%            226%

(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of the predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year-end from April 30 to May 31.
(4) Total return excludes sales charge.


                                 82 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
ARMADA ENHANCED INCOME FUND
-------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                   FOR THE YEAR ENDED MAY 31,
                                                        ----------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                             1999         1998         1997        1996          ENDED MAY 31, 1995
                                                        ----------------------------------------------------     ------------------
                                                           CLASS I       CLASS I     CLASS I     CLASS I            CLASS I(1)
                                                        ----------------------------------------------------     ------------------
Net asset value, beginning of period                       $ 10.06     $   9.99     $ 10.01      $ 10.16            $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.56         0.57        0.58         0.58                0.51(5)
   Net gain/(loss) on securities (realized and unrealized)   (0.05)        0.08        0.01        (0.05)               0.06
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                       0.51         0.65        0.59         0.53                0.57
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.56)       (0.57)      (0.58)       (0.58)              (0.41)
   Dividends in excess of net investment income               0.00        (0.00)      (0.00)       (0.10)              (0.00)
   Distributions of net realized capital gains               (0.05)       (0.01)      (0.03)       (0.00)              (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                   (0.61)       (0.58)      (0.61)       (0.68)              (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.96     $  10.06     $  9.99      $ 10.01            $  10.16
===================================================================================================================================

TOTAL RETURN                                                  5.14%        6.68%        6.02%       5.36%               6.54%(2,3)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                    $72,291     $ 71,888     $ 61,031     $66,918            $ 60,467
   Ratio of expenses to average net assets                    0.43%        0.33%        0.21%       0.23%               0.21%(2)
   Ratio of net investment income to average net assets       5.49%        5.69%        5.74%       5.72%               5.70%(2)
   Ratio of expenses to average net assets before
       fee waivers                                            0.65%        0.69%        0.66%       0.70%               0.71%(2)
   Ratio of net investment income to average
       net assets before fee waivers                          5.27%        5.33%        5.29%       5.25%               5.20%(2)
   Portfolio turnover rate                                     190%         135%         225%         98%                 36%

(1) Class I commenced operations on July 7, 1994.
(2) Annualized.
(3) Total return excludes sales charge.
(4) Total returns have been annualized based upon the period from the Class' commencement date through May 31, 1995. Gross total returns of Class I for the period was 5.87%.
(5) Calculation based upon average shares outstanding.


                                 83 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund
-------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                FOR THE YEAR ENDED MAY 31,
                                                          -------------------------------------------------------------------------
                                                            1999           1998            1997            1996             1995
                                                          -------------------------------------------------------------------------
                                                           CLASS I        CLASS I         CLASS I         CLASS I          CLASS I
                                                          -------------------------------------------------------------------------
Net asset value, beginning of period                     $    11.13      $    10.86      $   10.70        $  10.74        $  10.57
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.53            0.51           0.51            0.50            0.50
   Net gain/(loss) on securities (realized and unrealized)    (0.09)           0.28           0.16           (0.04)           0.17
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                        0.44            0.79           0.67            0.46            0.67
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.53)          (0.51)         (0.51)          (0.50)          (0.50)
   Distributions from net realized capital gains              (0.01)          (0.01)         (0.00)          (0.00)          (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                    (0.54)          (0.52)         (0.51)          (0.50)          (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    11.03      $    11.13      $   10.86        $  10.70        $  10.74
===================================================================================================================================

TOTAL RETURN                                                   3.94%           7.43%          6.37%           4.36%          6.61%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $  205,365      $  165,395      $  91,366        $ 82,886        $71,996
   Ratio of expenses to average net assets                     0.28%           0.25%          0.24%           0.26%          0.24%
   Ratio of net investment income to average net assets        4.77%           4.67%          4.71%           4.68%          4.82%
   Ratio of expenses to average net assets
       before fee waivers                                      0.78%           0.80%          0.79%           0.83%          0.80%
   Ratio of net investment income to average
       net assets before fee waivers                           4.27%           4.12%          4.16%           4.11%          4.26%
   Portfolio turnover rate                                       19%             15%            23%             10%             3%



                                 84 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                FOR THE YEAR ENDED MAY 31,
                                     -------------------------------------------
                                            1999         1998           1997        FOR THE        FOR THE             FOR THE
                                     -------------------------------------------  PERIOD ENDED    YEAR ENDED          PERIOD ENDED
                                          CLASS I      CLASS I       CLASS I(3)  MAY 31, 1996(3) APRIL 30, 1996(3) APRIL 30, 1995(3)
                                     ----------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 10.45    $    10.22     $   10.08    $    10.12       $    10.04        $    10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                    0.51          0.46          0.44          0.04             0.43             0.29
   Net gain/(loss) on securities
       (realized and unrealized)           (0.07)         0.24          0.17         (0.04)            0.08             0.04
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations     0.44          0.70          0.61          0.00             0.51             0.33
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income    (0.49)        (0.46)        (0.44)        (0.04)           (0.43)           (0.29)
   Distributions from net realized
    capital gains                          (0.01)        (0.00)        (0.02)        (0.00)           (0.00)           (0.00)
   Distributions in excess of net
       realized capital gains              (0.00)        (0.01)        (0.01)        (0.00)           (0.00)           (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                 (0.50)        (0.47)        (0.47)        (0.04)           (0.43)           (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 10.39    $    10.45    $    10.22    $    10.08       $    10.12       $    10.04
===================================================================================================================================

TOTAL RETURN                                4.21%         6.95%         6.21%        (0.03)%(1,4)      5.06%(4)         3.38%(2,4)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
    (in 000's)                           $40,171    $   38,753    $   36,769    $   38,733       $   38,809       $   34,638
   Ratio of expenses to average
    net assets                              0.48%         0.69%         0.87%         0.85%(1)         0.85%            0.85%(1)
   Ratio of net investment income to
       average net assets                   4.80%         4.40%         4.35%         4.32%(1)         4.16%            4.05%(1)
   Ratio of expenses to average net
       assets  before fee waivers           0.83%         0.84%         1.02%         1.31%(1)         1.24%            1.36%(1)
   Ratio of net investment income to
       average net assets before
       fee waivers                          4.45%         4.25%         4.20%         3.86%(1)         3.77%            3.54%(1)
   Portfolio turnover rate                    15%           20%           42%            0%              22%               4%

(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of the predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year end from April 30 to May 31.
(4) Total return excludes sales charge.

                                 85 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
ARMADA NATIONAL TAX EXEMPT BOND FUND
-------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                           FOR THE YEAR ENDED MAY 31, 1999
                                                                           -------------------------------
                                                                                CLASS I     CLASS I(1)
                                                                           -------------------------------
Net asset value, beginning of period                                        $     10.03    $     10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                           0.45           0.07
   Net gain/(loss) on securities (realized and unrealized)                        (0.04)          0.03
-------------------------------------------------------------------------------------------------------
       Total from investment operations                                            0.41           0.10
-------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
   Dividends from net investment income                                           (0.45)         (0.07)
   Distribution from net realized capital gains                                   (0.03)         (0.00)
-------------------------------------------------------------------------------------------------------
       Total distributions                                                        (0.48)         (0.07)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $      9.96    $     10.03
=======================================================================================================

TOTAL RETURN                                                                       4.07%          7.03%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                     $   100,638    $    80,259
   Ratio of expenses to average net assets                                         0.36%          0.33%(2)
   Ratio of net investment income to average net assets                            4.39%          4.62%(2)
   Ratio of expenses to average net assets before fee waivers                      0.87%          0.87%(2)
   Ratio of net investment income to average net assets before fee waivers         3.88%          4.08%(2)
   Portfolio turnover rate                                                           23%             0%

(1) Class I commenced operations on April 9, 1998.
(2) Annualized.

                                 86 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
ARMADA OHIO MUNICIPAL MONEY MARKET FUND
-------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                                                                 FOR THE PERIOD ENDED MAY 31, 1999
                                                                                --------------------------------------
                                                                                              CLASS I(1)
                                                                                --------------------------------------
Net asset value, beginning of period                                                            $1.00
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                         0.02
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
   Dividends from net investment income                                                         (0.02)
--------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                                  $1.00
====================================================================================================================

TOTAL RETURN                                                                                      2.01%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                                        $99,342
   Ratio of expenses to average net assets                                                        0.35%(3)
   Ratio of net investment income to average net assets                                           2.77%(3)
   Ratio of expenses to average net assets before fee waivers                                     0.55%(3)
   Ratio of net investment income to average net assets before fee waivers                        2.57%(3)

(1) Class I commenced operations on September 15, 1998.
(2) Returns are for the period indicated and have not been annualized.
(3) Annualized.


                                 87 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                             For the Year Ended May 31,
                                     ------------------------------------------
                                         1999          1998             1997        For the         For the            For the
                                     ------------------------------------------   Period Ended     Year Ended       Period Ended
                                        Class I       Class I        Class I(3)  May 31, 1996(3) April 30, 1996(3) April 30, 1995(3)
                                     ------------------------------------------- --------------------------------------------------
Net asset value, beginning of period   $  1.00       $    1.00         $   1.00      $    1.00     $    1.00        $    1.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                  0.03            0.03             0.03           0.00          0.03             0.02
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment
    income                               (0.03)          (0.03)           (0.03)         (0.00)        (0.03)           (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $  1.00       $    1.00        $    1.00      $    1.00     $    1.00        $    1.00
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                              2.92%           3.41%            3.26%          0.28%(2)      3.36%            2.32%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
    (in 000's)                         $77,214         $73,264          $60,876        $68,742       $70,422          $56,668
   Ratio of expenses to average net
    assets                                0.34%           0.34%            0.41%          0.55%(1)      0.55%            0.55%(1)
   Ratio of net investment income to
       average net assets                 2.82%           3.35%            3.20%          3.24%(1)      3.29%            3.21%(1)
   Ratio of expenses to average net
       assets before fee waivers          0.59%           0.58%            0.74%          0.97%(1)      0.96%            1.04%(1)
   Ratio of net investment income to
       average net assets before
       fee waivers                        2.57%           3.11%            2.87%          2.82%(1)      2.88%            2.72%(1)

(1) Annualized.
(2) Returns are for the period indicated and have not been annualized.
(3) Activity for the period presented includes that of the predecessor fund through September 6, 1996. The predecessor fund commenced operations on August 10, 1994. During 1996, the predecessor fund changed its fiscal year end from April 30 to May 31.

                                 88 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
ARMADA TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                FOR THE YEAR ENDED MAY 31,
                                                      -----------------------------------------------------------------------------
                                                            1999           1998           1997            1996            1995
                                                      -----------------------------------------------------------------------------
                                                           CLASS I        CLASS I        CLASS I         CLASS I         CLASS I
                                                      -----------------------------------------------------------------------------
Net asset value, beginning of period                     $     1.00      $     1.00       $   1.00       $    1.00       $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.03            0.03           0.03            0.03            0.03
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.03)          (0.03)         (0.03)          (0.03)          (0.03)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                           $     1.00      $     1.00      $    1.00        $   1.00       $    1.00
===================================================================================================================================


TOTAL RETURN                                                   3.00%           3.40%          3.23%           3.40%          3.14%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                    $434,178        $418,953       $370,679        $261,808       $172,643
   Ratio of expenses to average net assets                     0.30%           0.30%          0.29%           0.30%          0.35%
   Ratio of net investment income to average net assets        2.92%           3.32%          3.18%           3.33%          3.15%
   Ratio of expenses to average net assets before fee waivers  0.50%           0.50%          0.49%           0.51%          0.56%
   Ratio of net investment income to average
       net assets before fee waivers                           2.72%           3.12%          2.98%           3.12%          2.94%


                                 89 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
ARMADA MONEY MARKET FUND
-------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                                                                FOR THE YEAR ENDED MAY 31,
                                                      -----------------------------------------------------------------------------
                                                          1999            1998           1997            1996            1995
                                                      -----------------------------------------------------------------------------
                                                         CLASS I         CLASS I        CLASS I         CLASS I         CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $        1.00   $        1.00  $        1.00   $        1.00    $       1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.05            0.05           0.05            0.05            0.05
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.05)          (0.05)         (0.05)          (0.05)          (0.05)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                        $        1.00   $        1.00 $         1.00   $        1.00   $        1.00
===================================================================================================================================

TOTAL RETURN                                                   4.96%           5.39%          5.19%           5.45%          5.11%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $2,133,839      $1,911,689     $1,943,021      $1,344,414     $1,083,243
   Ratio of expenses to average net assets                     0.42%           0.38%          0.37%           0.37%          0.37%
   Ratio of net investment income to average net assets        4.82%           5.27%          5.07%           5.30%          5.07%
   Ratio of expenses to average net assets
       before fee waivers                                      0.52%           0.48%          0.47%           0.48%          0.48%
   Ratio of net investment income to average
       net assets before fee waivers                           4.72%           5.17%          4.97%           5.19%          4.96%


                                 90 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------
ARMADA GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------
For a Portfolio Share Outstanding Throughout Each Period

                                                                                FOR THE YEAR ENDED MAY 31,
                                                  ---------------------------------------------------------------------------------
                                                          1999            1998           1997            1996            1995
                                                  --------------------------------------------------------------------------------
                                                         CLASS I         CLASS I        CLASS I         CLASS I         CLASS I
                                                  ---------------------------------------------------------------------------------
Net asset value, beginning of period                  $        1.00   $        1.00    $      1.00      $     1.00     $      1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.05            0.05           0.05            0.05            0.05
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.05)          (0.05)         (0.05)          (0.05)          (0.05)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                        $        1.00  $         1.00    $      1.00     $      1.00     $      1.00
===================================================================================================================================

Total Return                                                   4.86%           5.30%          5.15%           5.41%          4.97%
Ratios/Supplemental Data
   Net assets, end of period (in 000's)                  $1,094,979      $1,137,078       $811,662        $741,894       $618,058
   Ratio of expenses to average net assets                     0.42%           0.40%          0.36%           0.36%          0.39%
   Ratio of net investment income to average net assets        4.76%           5.17%          5.03%           5.27%          4.83%
   Ratio of expenses to average net assets before fee waivers  0.52%           0.50%          0.46%           0.47%          0.50%
   Ratio of net investment income to average
       net assets before fee waivers                           4.66%           5.07%          4.93%           5.16%          4.72%



                                 91 PROSPECTUS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
ARMADA TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

For a Portfolio Share Outstanding Throughout Each Period

                                                                                FOR THE YEAR ENDED MAY 31,
                                                         -----------------------------------------------------------------------
                                                          1999            1998           1997            1996            1995
                                                         -----------------------------------------------------------------------
                                                         CLASS I         CLASS I        CLASS I         CLASS I       CLASS I(1)
                                                         -----------------------------------------------------------------------
Net asset value, beginning of period                     $    1.00     $    1.00    $     1.00    $      1.00      $    1.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.04          0.05          0.05           0.05           0.05
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.04)        (0.05)        (0.05)         (0.05)         (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    1.00          1.00          1.00           1.00           1.00
================================================================================================================================

TOTAL RETURN                                                  4.39%         4.95%         4.89%          5.07%          4.86%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $ 346,092     $ 359,605    $  276,327    $   312,255      $ 142,877
   Ratio of expenses to average net assets                    0.41%         0.39%         0.37%          0.41%          0.43%(2)
   Ratio of net investment income to average net assets       4.35%         4.84%         4.79%          4.88%          4.78%(2)
   Ratio of expenses to average net assets
       before fee waivers                                     0.46%         0.44%         0.42%          0.47%          0.49%(2)
   Ratio of net investment income to average
       net assets before fee waivers                          4.30%         4.79%         4.74%          4.82%          4.72%(2)

(1)  Class I commenced operations on June 16, 1994.
(2)  Annualized.


                                 92 PROSPECTUS

                                     NOTES













                                 93 PROSPECTUS

                                     NOTES













                                 94 PROSPECTUS

                                     NOTES













                                 95 PROSPECTUS

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996

















                                 96 PROSPECTUS

BOARD OF TRUSTEES


ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young LLP
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.

LEIGH CARTER
 Retired President and Chief Operating
      Officer, B.F. Goodrich Company
 Director:
 Kirtland Capital Corporation
 Morrison Products
 TruSeal Technologies

JOHN F. DURKOTT
President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
     Executive Officer, Centerior Energy

RICHARD W. FURST, DEAN
Garvice D. Kincaid Professor of Finance
     and Dean, Carol Martin Gatton College
     of Business and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:
WVIZ Educational Television

J. WILLIAM PULLEN

President and Chief Executive Officer,
     Whayne Supply Company

     The Armada Trustees also serve as the Trustees of the Parkstone Funds.

                                                                  [ARMADA FUNDS]

ARMADA                  More information about Armada Funds is available without
  FUNDS                 through the following:

DESIGN YOUR OWN DESTINY STATEMENT OF
www.armadafunds.com     ADDITIONAL INFORMATION (SAI)
                        The SAI dated September 20, 1999, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes,is a part of this prospectus.

                        ANNUAL AND SEMI-ANNUAL REPORTS

                        These reports list the Funds' holdings and contain information from the Funds' managers about strategies and recent market conditions and trends. The reports also contain detailed financial information about the Funds.

                        TO OBTAIN MORE INFORMATION:
                        By Telephone:
                        Call 1-800-622-FUND (3863)

                        By Mail:
                        Write to Armada Funds at:
                        PO Box 8421
                        Boston, MA 02266-8421

                        By Internet:
                        http://www.armadafunds.com

                        FROM THE SEC:
                        You can also obtain the SAI or the Annual or Semi-Annual Reports,as well as other information about Armada Funds, from the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information, call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to:

BULK RATE               Securities and Exchange Commission
U.S. POSTAGE            Public Reference Section
PAID                    Washington, DC 20549-6009
CINCINNATI CORPORATE
MAIL PERMIT  #9463      The Funds' Investment Company Act
CINCINNATI, OH          registration number is 811-4416.


                                                       ARM-F-003-01000 (9/99)